As filed with the Securities and Exchange Commission on April 29, 2011
Registration Nos. 333-106757
811-21394

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 14
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 16

COUNTRY Investors Variable Life Account
(Exact Name of Registrant)

COUNTRY Investors Life Assurance Company
(Name of Depositor)

1701 N. Towanda Avenue
Bloomington, Illinois 61701
1-309-821-3000
(Address and Telephone Number of Principal Executive Office)

James M. Jacobs
Office of the General Counsel
1701 N. Towanda Avenue
Bloomington, Illinois 61701
(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485;
☑	on May 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;

☐	on May 1, 2011 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.
Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

COUNTRY Investors Variable Life Account

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
May 1, 2011

COUNTRY Investors Life Assurance Company® (the “Company,” “COUNTRY,” “we,” “us” or “our”) is offering an individual flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. COUNTRY designed the Policy: (1) to provide insurance protection; and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and

•	a Net Cash Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of COUNTRY Investors Variable Life Account (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments
 VP Inflation Protection Bond Fund
 VP Ultra® Fund
 VP Vistasm Fund
Calvert Variable Products, Inc.
 Calvert VP Russell 2000® Small Cap Index
 Portfolio—Class F
 Calvert VP S&P MidCap 400® Index
 Portfolio—Class F
 Calvert VP EAFE International Index
 Portfolio—Class F
COUNTRY Mutual Funds Trust
 COUNTRY VP Bond Fund
 COUNTRY VP Growth Fund
DWS Variable Series I
 DWS Global Opportunities VIP—Class A
DWS Variable Series II
 DWS Global Thematic VIP — Class A
EquiTrust Variable Insurance Series Fund
 Blue Chip Portfolio—Service Class
 High Grade Bond Portfolio—Service
 Class

  Managed Portfolio—Service Class
Money Market Portfolio—Service Class
Strategic Yield Portfolio—Service Class
Value Growth Portfolio—Service Class
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Service
 Class 2
VIP Disciplined Small Cap—Service Class 2
VIP Growth Portfolio—Service Class 2
VIP High Income Portfolio—Service Class 2
VIP Investment Grade Bond Portfolio—Initial Class
VIP Index 500 Portfolio—Service Class 2
VIP Mid Cap Portfolio—Service Class 2
VIP Real Estate Portfolio—Service
 Class 2
Franklin Templeton Variable Insurance
 Trust
 Franklin Small Cap Value Securities
 Fund—Class 2

 Franklin U.S. Government Fund—Class 2
Mutual Shares Securities Fund—Class 2
Templeton Global Bond Securities—Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Intrepid
Growth Portfolio—Class 1
JPMorgan Insurance Trust
Intrepid Mid Cap Portfolio—Class 1
JPMorgan Insurance Trust Mid Cap
Growth Portfolio—Class 1 (formerly known as JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)
JPMorgan Insurance Trust
Small Cap Core Portfolio—Class 2
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 3% annual interest rate.

COUNTRY no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

COUNTRY has requested the approval of the Securities and Exchange Commission (“SEC”) for the removal of the COUNTRY VP Growth Fund and the COUNTRY VP Bond Fund as Investment Options under the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Accumulated Value you have in the COUNTRY VP Growth Subaccount to the Fidelity VIP Index 500 (Service Class 2) Subaccount and any Accumulated Value in the COUNTRY VP Bond Subaccount to the Fidelity VIP Investment Grade Bond (Initial Class) Subaccount (the “Substitution”). Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premiums and Accumulated Value transferred from other Subaccounts and the Declared Interest Option.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will cease to be available under the Policy on the date of the Substitution. For more information, see “THE SUBSTITUTION.”

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or tax adviser.

The SEC has not approved or disapproved these securities
or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Please read this Prospectus carefully and retain it for future reference.
Issued By
COUNTRY Investors Life Assurance Company®

Home Office 1701 N. Towanda Avenue Bloomington, Illinois 61701	Variable Product Service Center PO Box 9239 Des Moines, Iowa 50306 1-888-349-4658

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

COUNTRY has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

•	Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•	Death Benefit Options: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•	Option A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Option B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Accelerated Payment of Death Benefit Endorsement: Under the Accelerated Payment of Death Benefit Endorsement, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding the Accelerated Payment of Death Benefit Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement may have tax consequences.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•	Surrenders: At any time while your Policy is in force, you may make a written request to us at our Variable Product Service Center to surrender your Policy and receive the Cash Surrender Value less any Policy Debt. The Cash Surrender Value is the Accumulated Value reduced by the Surrender Charge. A surrender may have tax consequences.

•	Partial Withdrawals: After the first Policy Year, while your Policy is in force, you may make a written request to withdraw part of the Cash Surrender Value. Partial withdrawals may have tax consequences.

•	Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. We currently assess a $10 charge for each transfer after the first twelve transfers in a Policy Year. This privilege may be terminated at any time. You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request not to be in good order, and we will not process the request. In such cases, we will contact you for further instructions.

Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

•	Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is the Cash Surrender Value less any outstanding Policy Debt and less the amount necessary to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. We charge you a maximum annual interest rate no greater than 7.4% per year in advance on your loan. We may declare a lower rate in our discretion. After the tenth Policy Year, we may, but are not obligated to do so, allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. Loans may have tax consequences.

Premiums

•	Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time and in any amount (but not less than $50), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•	Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the sum of the Accumulated Value on the Business Day we receive the Policy at our Variable Product Service Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

Asset Allocation Program

You may elect to participate in the Asset Allocation Program and allocate all of your Net Premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment Options. Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-Income; Balanced; Income Growth; and Income. The Investment Option allocations of the model portfolios may be changed from time to time in response to market conditions or other factors. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future Net Premiums will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

There is no separate charge for participating in the Asset Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset Allocation Program will not lose money or experience volatility.

The Policy

•	Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•	Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•	Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•	Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•	Payment Options: There are several ways of receiving proceeds under the death benefit, surrender and partial withdrawal provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Variable Product Service Center.

Supplemental Riders and Benefits

We offer several riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 3%.

Risk of Lapse

If your Net Cash Surrender Value is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached and it is not clear whether such a Policy will, in all cases, satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

The tax treatment of the Overloan Protection Rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the Overloan Protection Rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the Overloan Protection Rider causes the Policy to convert to a fixed Policy. Anyone contemplating the purchase of the Policy with the Overloan Protection Rider should consult a tax adviser.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first nineteen Policy Years in the event you surrender your Policy and may be considerable. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net

Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See “Risk of Lapse” above.

Partial withdrawals may not exceed an amount equal to (a) minus (b) where:

(a) is the Cash Surrender Value; and

(b) is the sum of:

(1)	an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

(2)	any Policy Loans; plus

(3)	the Partial Withdrawal Fee.

Partial withdrawals are assessed a Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Cash Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. A loan may also have other tax consequences.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Amount Deducted—
	When Charge is	Maximum Guaranteed	Amount Deducted—
Charge	Deducted	Charge*	Current Charge
Premium Expense Charge	Upon receipt of each premium payment	6% of each premium payment	6% of each premium payment

Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25

Surrender Charge[1]	Upon a full surrender of your Policy during the first nineteen Policy Years.
Minimum Charge[2]		$2.21 per $1,000 of Specified Amount	$2.21 per $1,000 of Specified Amount
Maximum Charge[3]		$51.54 per $1,000 of Specified Amount	$51.54 per $1,000 of Specified Amount
Charge for Male, Issue Age 30, Standard Non-Tobacco in first Policy Year		$17.92 per $1,000 of Specified Amount	$17.92 per $1,000 of Specified Amount

Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer

Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

Accelerated Payment of Death Proceeds Fee	Upon election of the accelerated death benefit	$250	$250

*	We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Investment Option Operating Expenses)

Amount Deducted—
	When Charge is	Maximum Guaranteed	Amount Deducted—
Charge	Deducted	Charge	Current Charge
Cost of Insurance Charge[4]	Monthly, on the Monthly Deduction Day
Minimum Charge[5]		$0.02 per $1,000 net amount at risk	$0.02 per $1,000 net amount at risk
Maximum Charge[6]		$83.33 per $1,000 net amount at risk	$30.40 per $1,000 net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco $100,000 Specified Amount		$0.09 per $1,000 net amount at risk	$0.09 per $1,000 net amount at risk

Monthly Expense Charge	Monthly, on the Monthly Deduction Day
Minimum Charge[7]		$4	$4
Maximum Charge[8]		$10 in the first ten Policy Years, $4 in each subsequent Policy Year	$10 in the first ten Policy Years, $4 in each subsequent Policy Year
Charge for Issue Age 30, Standard Non-Tobacco		$8 in the first ten Policy Years, $4 in each subsequent Policy Year	$8 in the first ten Policy Years, $4 in each subsequent Policy Year

Monthly Unit Charge[9]	Monthly, on the Monthly Deduction Day for the first 19 Policy Years
Minimum Charge[10]		$0.06 per $1,000 of Specified Amount	$0.06 per $1,000 of Specified Amount
Maximum Charge[11]		$0.24 per $1,000 of Specified Amount	$0.24 per $1,000 of Specified Amount
Charge for Attained Age 30, Standard Non-Tobacco		$0.11 per $1,000 of Specified Amount	$0.11 per $1,000 of Specified Amount

Policy Loan Interest Spread[12]	On each Policy Anniversary or earlier, as applicable[13]	5.00% (effective annual rate)	3.75% (effective annual rate)

Children’s Insurance Rider	Monthly, on the Monthly Deduction Day	$3.70 per unit of rider coverage	$3.70 per unit of rider coverage

Amount Deducted—
	When Charge is	Maximum Guaranteed	Amount Deducted—
Charge	Deducted	Charge	Current Charge
Optional Guaranteed Insurance Option Rider[14]	Monthly, on the Monthly Deduction Day
Minimum Charge[15]		$0.05 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount
Maximum Charge[16]		$0.20 per $1,000 of rider coverage amount	$0.20 per $1,000 of rider coverage amount
Charge for Issue Age 30		$0.15 per $1,000 of rider coverage amount	$0.15 per $1,000 of rider coverage amount

Optional Spouse Insurance Rider[14]	Monthly, on the Monthly Deduction Day
Minimum Charge[17]		$0.03 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Maximum Charge[18]		$83.33 per $1,000 of rider coverage amount	$30.40 per $1,000 of rider coverage amount
Charge for Female, Attained Age 30, Standard Non-Tobacco, $100,000 Specified Amount		$0.06 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount

Waiver of Specified Premium Rider	Monthly, on the Monthly Deduction Day
Minimum Charge[19]		2.75% of monthly specified premium amount	2.75% of monthly specified premium amount
Maximum Charge[20]		9.75% of monthly specified premium amount	9.75% of monthly specified premium amount
Charge for Insured with Attained Age 30		3.50% of monthly specified premium amount	3.50% of monthly specified premium amount

Overloan Protection Rider	Upon exercise	1.50% of Accumulated Value	1.50% of Accumulated Value

(1) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Variable Product Service Center. This charge is assessed during the first nineteen Policy Years. After the first five Policy Years, the Surrender Charge decreases annually.

(2) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(3) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 61, Preferred Tobacco.

(4) The cost of insurance charge will vary based on the Insured’s Attained Age, sex, Specified Amount and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Variable Product Service Center. Also, before you purchase the

Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(5) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5 or Attained Age 6, $1,000,000 or greater Specified Amount.

(6) The maximum guaranteed cost of insurance charge for standard underwriting classes assumes that the Insured has the following characteristics: Male or Female, Attained Age 120. The maximum current cost of insurance charge for standard underwriting classes assumes the Insured has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current cost of insurance charge for substandard risks is $83.33333 per $1,000 of net amount at risk, which, depending on the specific substandard ratings, could vary based on Attained Ages, sex, underwriting classes and Specified Amount.

(7) The minimum guaranteed and minimum current monthly expense charge assumes that the Insured has the following characteristics: Issue Age 0-12, Standard Non-Tobacco.

(8) The maximum guaranteed and maximum current monthly expense charge assumes that the Insured has the following characteristics: Issue Age 24-80, Standard Tobacco.

(9) The monthly unit charge will vary based on the Insured’s Issue Age and underwriting class. The monthly unit charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed monthly unit charge applicable to your Policy. More detailed information concerning your monthly unit charge is available on request from our Variable Product Service Center.

(10) The minimum guaranteed and minimum current monthly unit charge assumes that the Insured has the following characteristics: Issue Age 15-46, Preferred Plus Non-Tobacco or Issue Age 0-1, Standard Non-Tobacco.

(11) The maximum guaranteed and maximum current monthly unit charge assumes that the Insured has the following characteristics: Issue Ages 74-80, Standard Tobacco.

(12) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective rate of 8.00%, guaranteed not to exceed 8.00%), and the amount of interest we credit to the amounts we hold as security for the Policy Debt guaranteed at an effective annual rate equal to no less than 3.00% (currently, an effective annual rate of 3.00%).

 The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread at the time you request a Policy Loan.

(13) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(14) The charge for the Spouse Insurance Rider varies based on the Spouse’s Attained Age, sex, underwriting class and Specified Amount. The charge for the Guaranteed Insurance Option Rider varies based on the Insured’s Issue Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Variable Product Service Center.

(15) The minimum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 0-2.

(16) The maximum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 41-42.

(17) The minimum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Non-Tobacco. The minimum current Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Preferred Plus Non-Tobacco, $1,000,000 or greater Specified Amount.

(18) The maximum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current Spouse Insurance Rider assumes that the Insured is in a standard underwriting class has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current Spouse Insurance Rider charge for substandard risks is $83.33333 per $1,000 of rider coverage amount, which, depending on the specific substandard ratings, could vary based on Attained Age, sex, underwriting class and Specified Amount.

(19) The minimum guaranteed and minimum current Waiver of Specified Premium Rider charge assumes the Insured has the following characteristics: Male or Female, Attained Age 0-21.

(20) The maximum guaranteed and maximum current Waiver of Specified Premium Rider charge assumes the Insured has the following characteristics: Male or Female, Attained Age 59.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2010. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses(19)
(expenses that are deducted from Investment Option assets)(20)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.41%

Total Annual Portfolio Operating Expenses After
Contractual Fee Waiver or Reimbursement(21)	0.35%	1.41%

(19) Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(20) For certain Investment Options, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, the minimum and maximum total annual Investment Option operating expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses) charged by any of the Investment Options would have been 0.35% and 1.41%, respectively.

(21) The “Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. 11 Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT

COUNTRY Investors Life Assurance Company

The Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CEFLI

The Company is a member of the Compliance & Ethics Forum for Life Insurers (“CEFLI”). CEFLI’s core mission is to help promote high levels of ethical and compliant business practices in the life insurance industry. CEFLI continues to support the “IMSA” (Insurance Marketplace Standards Association) process, its standards and logo. As a member of CEFLI, the Company networks with others in the life and annuity industry to stay current on compliance and ethics knowledge and information.

The Variable Account

We established the Variable Account as a separate account on April 17, 2002. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

Under some specified circumstances, we will allocate initial Net Premiums and Accumulated Value under the Policy to the Declared Interest Option, which is part of our General Account. (See “THE POLICY-Premiums-Allocating Net Premiums,” “THE POLICY-Policy Lapse and Reinstatement” and “POLICY BENEFITS-Loan Benefits-Allocation of Policy Loan.”) Assets held in our General Account are subject to our general liabilities from business operations.

The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount. We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC” or the “Commission”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurance companies domiciled in Illinois.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 16 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund
•  This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Ultra® Fund
•  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vistasm Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Variable Products, Inc. (formerly, Summit Mutual Funds, Inc.). Calvert Asset Management Company, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Russell 2000® Small Cap Index Portfolio—Class F (formerly known as Summit Russell 2000® Small Cap Index Portfolio—Class F)
•  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400® Index Portfolio—Class F (formerly known as Summit S&P MidCap 400® Index Portfolio—Class F)
•  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP EAFE International Index Portfolio—Class F (formerly known as Summit EAFE International Index Portfolio—Class F)
•  This Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

COUNTRY Mutual Funds Trust. COUNTRY Fund Management, a department of COUNTRY Trust Bank, is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
COUNTRY VP Bond Fund
•  This Fund seeks maximum total return consistent with preservation of capital. To pursue its goal, the Fund invests in a portfolio of bonds and other debt obligations and maintains a market value weighted average maturity of more than five years.

COUNTRY VP Growth Fund
•  This Fund seeks growth of capital. Dividend income, if any, will be incidental to this goal. The Fund invests primarily in common stocks and other equity securities of well-established, large-capitalization companies (which generally have $5 billion of market value or more), that are determined to have above-average long-term growth potential.

DWS Variable Series I and DWS Variable Series II. Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Investments is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
DWS Global Opportunities VIP—Class A
•  This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Small Cap Index, formerly the S&P/Citigroup Extended Market Index—World.)

DWS Global Thematic VIP—Class A
•  This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be “blue chip” companies.

EquiTrust Variable Insurance Series Fund. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.*

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio—Service Class	•	This Portfolio seeks long-term growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio—Service Class	•	This Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of the Portfolio’s net assets in high grade fixed-income securities and typically maintains average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s.

Managed Portfolio—Service Class	•	This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

Money Market Portfolio—Service Class	•	This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 95% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

*	On April 11, 2011, the Board of Trustees of the EquiTrust Variable Insurance Series Fund (“EquiTrust Fund”) approved Agreements and Plans of Reorganization that provide for the transfer of all of the assets of each Portfolio of the EquiTrust Fund solely in exchange for shares of an existing Federated Insurance Series fund with similar investment objectives. The transactions contemplated by each Plan of Reorganization are expected to occur on or about July 15, 2011. For more information, see the EquiTrust Fund prospectus, as supplemented.

Portfolio	Investment Objective(s) and Principal Investments
Strategic Yield Portfolio—Service Class
•  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective. Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock.

Value Growth Portfolio—Service Class
•  The Adviser follows a value approach in investing the Portfolio’s assets. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet as well as by using dividend discounting models.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Service Class 2
•  This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Disciplined Small Cap—Service Class 2
•  This Portfolio seeks capital appreciation. The Portfolio normally invests primarily in common stocks, investing at least 80% of its assets in securities of companies with small market capitalizations.

Fidelity VIP Growth Portfolio—Service Class 2
•  This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio—Service Class 2
•  This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Investment Grade Bond Portfolio—Initial Class
•  This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. The portfolio normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements.

Fidelity VIP Index 500 Portfolio—Service Class 2
•  This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Mid Cap Portfolio—Service Class 2
•  This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Real Estate Portfolio—Service Class 2
•  This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

Franklin Templeton. Franklin Advisers, Inc. serves as the investment adviser to the Franklin U.S. Government Fund and Templeton Global Bond Securities Fund; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; and Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund—Class 2	• This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin U.S. Government Fund—Class 2	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund—Class 2
•  This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Bond Securities—Class 2
•  This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

JPMorgan Insurance Trust. J.P. Morgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Intrepid Growth Portfolio—Class 1
•  This Portfolio seeks to provide long-term capital growth. The Portfolio normally invests primarily in equity investments of large- and mid-capitalization companies that the adviser believes are undervalued and/or have strong momentum.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio—Class 1
•  This Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap Index at the time of purchase.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Growth Portfolio—Class 1 (formerly known as JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)
•  This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap Growth Index at the time of purchase.

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 2
•  This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio
•  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

New America Growth Portfolio
•  This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”. The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio
•  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s)
International Stock Portfolio
•  This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. COUNTRY and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Variable Product Service Center. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Variable Product Service Center.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

COUNTRY no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time. You should forward all premium payments to our Variable Product Service Center.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $50. Changes in the amount, frequency and time period over which you pay planned periodic premiums may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”).

Unscheduled Premiums. Each unscheduled premium payment must be at least $50; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS— Premium Expense Charge.”)

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premium. If we receive a premium designated either solely or partially for allocation to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request as not in good order and we will not process the request. In such cases, we will return the premium to you unless you provide us with further allocation instructions.

We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain a signed notice, at our Variable Product Service Center, from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•	You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages) and total 100%.

•	Each Net Premium may be directed to a maximum of sixteen Investment Options available under the Policy, including the Declared Interest Option. If your allocation instruction in connection with a premium payment would result in your Accumulated Value being invested in more than sixteen Investment Options, we will treat your request as not in good order and request alternate allocation instructions from you. If we do not receive alternate allocation instructions from you within five business days of receipt of the subject premium payment, we will return the premium payment to you.

•	You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Variable Product Service Center and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Variable Product Service Center, and returning the Policy to us at the Variable Product Service Center or your registered representative before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Variable Product Service Center, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day on or next following the date we receive the Policy at our Variable Product Service Center, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Lapse. Your Policy may lapse (terminate without value) if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND

DEDUCTIONS—Monthly Deduction”) AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with transfer instructions.

In no event will your Policy terminate due to insufficient Net Cash Surrender Value during the first five policy years if you paid the minimum premium required for the Policy during that period. If the Policy terminates during the first five Policy years and is later reinstated, neither the five year guarantee period nor any portion of the five-year guarantee period will be reinstated.

Reinstatement. You may reinstate a lapsed Policy at any time within five years of the date on which the Policy terminated if the Attained Age of the Insured is 100 or less at the time of reinstatement. You must submit the following items to us at our Variable Product Service Center:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory; and

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. We will not reinstate a Policy surrendered for its Net Cash Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with transfer instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Surrender Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time while the Policy is in force, you may surrender the Policy by sending a Written Notice to the Company at our Variable Product Service Center. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first nineteen Policy Years. After the first Policy Year, you may make a partial withdrawal. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Variable Product Service Center, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Facsimile Requests. You may request a partial withdrawal from or surrender of your Policy via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Variable Product Service Center. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

•	Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Variable Product Service Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•	A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•	We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Variable Product Service Center. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Cash Surrender Value less any Policy Debt as of the Monthly Deduction Day on or following receipt of your request. We may pay that amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered during the first nineteen Policy Years.

Partial Withdrawals. After the first Policy Year, while your Policy is in force, you may obtain a portion of the Policy’s Cash Surrender Value as a partial withdrawal from the Policy. A partial withdrawal cannot exceed an amount equal to (a) minus (b) where:

(a)  is the Cash Surrender Value; and

(b)  is the sum of:

(1)	an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

(2)	any Policy Loans; plus

(3)	the Partial Withdrawal Fee.

We deduct the Partial Withdrawal Fee from the amount of the partial withdrawal. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at our Variable Product Service Center.

Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•	If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, the partial withdrawal will reduce the Policy’s Specified Amount by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS— Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawals, see “FEDERAL TAX MATTERS.”

Net Accumulated Value. Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Variable Product Service Center that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•	All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Partial Withdrawal Fee) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•	Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

•	The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request not to be in good order, and we will not process the request. In such cases, we will contact you for further instructions. You may continue to transfer

Accumulated Value from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option until the date of the Substitution.

•	You may make transfers by written request to our Variable Product Service Center or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Variable Product Service Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Variable Product Service Center.

•	The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•	We process transfers at the Unit Values next determined after we receive your request at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

•	We may assess a transfer charge up to of $25 for the 13th and each subsequent transfer in a Policy Year. (The transfer charge is currently $10.) We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”) Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	Dollar Cost Averaging cannot be utilized in combination with asset rebalancing or the Asset Allocation Program.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is 16, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from the source account under the dollar cost averaging program.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Policy Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value from the other Subaccounts and the Declared Interest Option under the asset rebalancing program. If your premium allocation instructions currently allocate premium to the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, please revise those allocation instructions to reflect the closing of those Subaccounts at your earliest convenience. We will not rebalance your Accumulated Value under the asset rebalancing program if your premium allocation instructions allocate premium to either the COUNTRY VP Growth Subaccount or the COUNTRY VP Bond Subaccount.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging program.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

•	discontinuing your telephone transfer privileges;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service;

•	refusing a transfer request;

•	restricting your right to make transfers for a period of time;

•	requiring a minimum period of time between each transfer; and

•	limiting the amount that you may transfer at any one time.

Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity. Please note that the limits and restrictions described here are subject to COUNTRY’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners.

Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and we may be required to provide the Fund or its designee, promptly upon request, certain information about the trading activity of individual Policyowners, and to restrict or prohibit further purchases or transfers by specific Policyowners identified by the Fund as violating its policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Policyowners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including COUNTRY, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with COUNTRY’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Asset Allocation Program

The following is a summary of the Asset Allocation Program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from your registered representative.

Overview. The Asset Allocation Program is a service we make available to assist you in selecting Investment Options under your Policy. At the time that you purchase your Policy, you may elect to allocate all of your Net Premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY Trust Bank (“CTB”) will serve as the adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Net Premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

•	Aggressive Growth Model Portfolio

•	Growth Model Portfolio

•	Growth-Income Model Portfolio

•	Balanced Model Portfolio

•	Income Growth Model Portfolio

•	Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. The Investment Option allocations of the model portfolios may change from time to time as described below. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future Net Premiums will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program.

If you have elected the Asset Allocation Program, your Accumulated Value in the model portfolio will be applied under the automatic asset rebalancing program (“Automatic Rebalancing”). We will automatically reallocate your Accumulated Value annually to match the allocations among the Investment Options specified by the asset allocation model portfolio you have chosen. As long as you remain in the Asset Allocation Program, Automatic Rebalancing will be performed only once each Policy Year on the first Business Day in August.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes are made to a particular model portfolio as a result of CTB’s review, the Company will forward written notice of the changes to all Policyowners—those in an asset allocation model portfolio and those who are not—at least 30 days in advance of the date such changes are scheduled to occur. Under our current procedures:

•	Policyowners who do not wish to change their respective investment allocations from the then current asset allocation model portfolio must complete, sign and return/fax the applicable service request form to our Variable Product Service Center to opt out of the new version of the asset allocation model portfolio.

•	Policyowners who do wish to opt into a different asset allocation model portfolio or opt into an asset allocation model portfolio for the first time must also complete, sign and return/fax the applicable service request form to our Variable Product Service Center and so specify.

•	Policyowners who do wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action.

Your future Net Premium allocations will change unless you affirmatively opt out of the changed asset allocation model portfolio.

Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer charge.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the Asset Allocation Program to have terminated. However, you can elect at any time to again participate in the Asset Allocation Program.

Other Information. We and our affiliates, including CTB, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to Investment Options that are more profitable for CTB. Also, COUNTRY Fund Management, a division of CTB, serves as investment adviser to certain of the Investment Options. As a result, CTB may believe that those portfolios may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives a fixed annual fee for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Policy.

We may terminate or alter this Asset Allocation Program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Cash Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum loan amount you may take is an amount that, when added to any existing Policy Loan, does not exceed the Cash Surrender Value on the date of the Policy Loan less an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Variable Product Service Center.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits— Effect on Investment Performance.”)

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge is guaranteed not to exceed 7.4% per year in advance (an effective annual rate of 8%). We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to or greater than 3% as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time while the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt plus any unearned loan interest. If Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY— Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured’s life so long as the Policy is in force. We subtract any outstanding Policy Debt from the death benefit payable at the Insured’s death or from Accumulated Value upon complete surrender. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy

Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

•	If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death. We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death.

Under Option A, the death benefit will be equal to the greater of:

(1)	the sum of the current Specified Amount and the Accumulated Value, or

(2)	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount. After age 100, the death benefit will be equal to the greater of the Accumulated Value or Specified Amount.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Variable Product Service Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”) You should consult a tax advisor before changing the death benefit option.

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than $50,000 or the minimum Specified Amount in effect at the time, if less then $50,000, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Variable Product Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”) You should consult a tax advisor before changing existing coverage.

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than $50,000 or the minimum Specified Amount in effect at the time, if less than $50,000. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the effective date shown on the supplemental Policy schedule. An increase will not become effective, however, if the Policy’s Cash Surrender Value on the effective date, less Policy Debt, would not be sufficient to cover the next monthly deduction.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have COUNTRY pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement providing for this right.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 24 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by COUNTRY on the Insured), less an amount representing a discount for 12 months at an interest rate declared by us as of the date of the request, a reduction for any outstanding policy loans, premiums due and a processing fee of $250. The interest rate declared by us will not exceed the greater of: (1) the yield on the 90 day Treasury bill as of the date of your request; and (2) the maximum loan interest rate under the Policy. The accelerated death benefit does not include the amount of any benefit payable under a rider that covers the life of someone other than the Insured. Adding this Endorsement to a Policy or requesting an accelerated death benefit under this Endorsement may have tax consequences (see “FEDERAL TAX MATTERS”). You should consult a tax advisor before adding an accelerated death benefit endorsement to the Policy or requesting an accelerated death benefit.

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•	Spouse Insurance. This rider provides term insurance coverage on the life of the Insured’s spouse. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured’s spouse multiplied by the amount of term insurance coverage under the rider.

•	Children’s Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•	Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. If you elect this rider, we will add a monthly charge.

•	Waiver of Specified Premium. This rider provides that in the event of the Insured’s total disability (as defined in the rider) between age 5 and before the Policy Anniversary coincident with or following the Insured’s 60th birthday and continuing for at least 6 months, we will credit the specified premium payment identified in the Policy to the Policy for that 6 month period and on each Monthly Deduction Day thereafter while the Insured is totally disabled. This rider may be added at any time up to the Insured’s age 59. The rider terminates on the earliest of: (1) the Policy Anniversary coincident with or following the Insured’s 60th birthday unless the Insured is totally disabled (if the Insured is totally disabled, the rider will terminate immediately upon recovery from total disability);

(2) surrender or termination of the Policy; and (3) any Monthly Deduction Day on or following our receipt of the Owner’s written request for termination of the rider and presentation of the Policy at our Home Office.

If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates per monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.

•	Overloan Protection. This rider provides a one-time option to continue the Policy with a reduced death benefit without further monthly deductions in the event Policy Debt exceeds 98% of the Accumulated Value. For a Policy to be eligible for the overloan protection benefit, the following conditions must be met: (1) the Insured must be age 75 or older; (2) the Policy must be in force for at least fifteen Policy Years; (3) all premiums paid under the Policy must have been withdrawn by partial withdrawal; (4) Policy Debt must equal or exceed 98 percent of the Accumulated Value; and (5) Policy Debt must exceed the Specified Amount and any other rider term insurance coverage on the Insured. Upon exercise of the rider, we will: (1) waive the monthly deduction for the remaining life of the Policy; (2) change the death benefit option to Option B, the Level Death Benefit Option, if that death benefit option is not in effect; (3) reduce the Specified Amount to equal a specified percent of the Accumulated Value under the Policy based on specified amount factors in your Policy Schedule; (4) terminate all other riders; and (5) transfer your remaining Accumulated Value to the Declared Interest Option. If you exercise this rider, we will assess a one time charge equal to 1.5% of the Accumulated Value, including Policy Debt, at the time you exercise the rider and you will be prohibited from making premium payments, partial withdrawals, Policy Loans and loan repayments as well as any other changes to the Policy. The Company may, in its sole discretion, limit the availability of the rider in the future.

With the Overloan Protection Rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the rider is exercised.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deductions—Additional Insurance Benefits.”) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is guaranteed not to exceed 6% of each premium payment. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS” in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Accumulated Value in the Declared Interest Option and the Policy’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly expense charge; plus

•	the monthly unit charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries. We determine the cost of insurance on a monthly basis, and may determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to ((a) plus (c)) divided by (b), minus (c); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a) is the Specified Amount;

(b) is 1.002466271; and

(c) is the Accumulated Value.

 1 Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3%.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We may determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates used by the Company based on our expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 2001 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and preferred-plus classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or preferred-plus class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s preferred-plus class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS.”)

The following riders are available under the Policy:

•	Spouse Insurance. This rider provides term insurance coverage on the life of the Insured’s spouse.

•	Children’s Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, subject to certain conditions.

•	Guaranteed Insurance Option. This rider provides coverage on the Insured to be increased up to seven times without new evidence of insurability.

•	Waiver of Specified Premium. This rider provides that, subject to certain conditions, the Company will credit a monthly specified premium amount in the event of the Insured’s total disability (as defined in the rider).

•	Overloan Protection. This rider provides a one-time option to continue the Policy with a reduced death benefit without further monthly deductions in the event Policy Debt exceeds 98% of the Accumulated Value. The tax treatment of the Overloan Protection Rider that may be purchased with this Policy is uncertain. (See “FEDERAL TAX MATTERS.”)

Monthly Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a Monthly Expense Charge in each Policy Year that varies based on Issue Age and the Insured’s underwriting class.

Monthly Unit Charge. The Monthly Unit Charge will compensate us for underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing policy records. The Monthly Unit Charge is assessed during the first nineteen Policy Years. This charge is an amount per $1,000 of Specified Amount and varies based on Issue Age and the Insured’s underwriting class.

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of up to $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer. (The transfer charge is currently $10.)

•	We will deduct the transfer charge from the amount transferred.

•	We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see “GENERAL PROVISIONS: Special Transfer Privilege.”

Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the amount withdrawn.

Surrender Charge

We apply a Surrender Charge during the first nineteen Policy Years. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the 20th year and varies based on the age, sex,

underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Standard Tobacco	Female, Standard Tobacco
30	$22.14	$15.38

50	$40.01	$37.05

70	$48.40	$49.69

The maximum Surrender Charge for any Policy is $51.89 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges” in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Additional Charges

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on pages 10-12 and described in the prospectus for each Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of personalized illustrations you request in a Policy Year. However, we do not currently assess such a charge.

Compensation. For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Policy, including the death benefit, such amounts will come from our General Account. Because those guarantees are backed by our General Account assets, you need to consider our financial strength in meeting the guarantees under the Contract. Thus, those guarantees are subject to the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 3%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 3% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option at any one time unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. We may refuse to process a transfer request from the Declared Interest Option that would reduce the Accumulated Value in the Declared Interest Option to an amount less than the amount of any outstanding loans under the Policy. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request not to be in good order, and we will not process the request. In such cases, we will contact you for further instructions.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

Special Transfer Privilege

You may, while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary, an Assistant Secretary or the Actuary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and secondary Beneficiaries in the application. If changed, the primary Beneficiary or secondary Beneficiary is as shown in the latest change filed with the Company. One or more primary or secondary Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

THE SUBSTITUTION

The Company has requested the approval of the SEC for the removal of the COUNTRY VP Growth Fund and the COUNTRY VP Bond Fund as Investment Options under the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Accumulated Value you have in the COUNTRY VP Growth Subaccount to the Fidelity VIP Index 500 (Service Class 2) Subaccount and any Accumulated Value in the COUNTRY VP Bond Subaccount to the Fidelity VIP Investment Grade Bond (Initial Class) Subaccount. The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will cease to be available under the Policy on the date of the Substitution. Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premium and Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to allocate Net Premium or transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request not to be in good order, and we will not process the request unless you provide us with further allocation instructions. In a case involving an allocation of Net Premium, we will return the premium to you if you do not provide us with further allocation instructions.

You may continue to transfer Accumulated Value from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option until the date of the Substitution. Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year. Although we have no current intention of increasing the amount of the transfer charge, we agree not to exercise our right to do so for at least 30 days after the Substitution.

Within five days after the Substitution, we will forward to Policyowners affected by the Substitution a written notice informing them of the details regarding the Substitution.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company (“COUNTRY Capital”) for the distribution and sale of the Policies. COUNTRY Capital may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with COUNTRY Capital.

COUNTRY Capital receives a 0.20% fee from the Calvert Variable Products, Inc: Calvert VP Russell 2000 Small Cap Index, Calvert VP S&P MidCap 400 Index and Calvert VP EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; and JPMorgan Insurance Trust Small Cap Core Portfolio. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to COUNTRY Capital for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales by

COUNTRY Capital will be 60% of premiums paid up to Target Premium and 3% of premiums paid in excess of Target Premium in the first Policy Year and 3% of premiums paid in each Policy Year after the first Policy Year. We also pay a persistency bonus based on premiums paid in the first Policy Year.

COUNTRY Capital passes through all commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Policy unassigned to a Registered Representative, and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is given an allowance by the Company for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.

Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits, such as bonuses, insurance benefits and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, payment for travel, lodging, prizes and awards, which may include entertainment, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. COUNTRY Capital’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, which may include payments made for the recruitment and training of personnel, and similar services.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the owners of the Variable Account.

See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached, and it is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements. The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If at any time there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or where the spread is minimal, is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Benefits. COUNTRY believes that for federal income tax purposes, an accelerated benefit payment received under an accelerated benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

Business Uses of Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance Policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Variable Product Service Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan and payment of death proceeds whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•	an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of COUNTRY Capital to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account’s audited statements of assets and liabilities as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2010 and 2009 and for the years then ended have been audited by Ernst & Young LLP. These financial statements, along with the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-888-349-4658, or write us at 1701 N. Towanda Avenue, Bloomington, Illinois 61701. We will mail the SAI to you by first-class mail within 3 business days of our receipt of your request.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Net Cash Surrender Value, to request additional information and to ask questions about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-21394

GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account plus the value of the Policy in the Declared Interest Option.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Surrender Value: The Accumulated Value minus the Surrender Charge.

Company, we, us, our: COUNTRY Investors Life Assurance Company.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 3%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

However, for any Policy issued in the State of Illinois, Due Proof of Death may consist of:

(a) sufficient evidence to establish in a court a prima-facie case for payment of the claim;

(b) a certified copy of the death record; or

(c) a certified copy of a court decree reciting a finding of death.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Cash Surrender Value: The Cash Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first nineteen Policy Years.

Target Premium: A premium amount specified by the Company. We use the Target Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s net assets by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: COUNTRY Investors Variable Life Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Variable Product Service Center: The Company’s administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or P.O. Box 9239, Des Moines, Iowa 50306.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Variable Product Service Center.

STATEMENT OF ADDITIONAL INFORMATION

COUNTRY Investors Variable Life Account

FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
May 1, 2011

COUNTRY Investors Life Assurance Company (the “Company,” “COUNTRY,” “we,” “us,” or “our”) sponsors the individual flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. COUNTRY designed the Policy: (1) to provide insurance protection; and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.
While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and

•	a Net Cash Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of COUNTRY Investors Variable Life Account (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments
VP Ultra® Fund
VP Vistasm Fund
Calvert Variable Products, Inc.
Calvert VP Russell 2000® Small Cap
 Index Portfolio
Calvert VP S&P MidCap 400® Index
 Portfolio
COUNTRY Mutual Funds Trust
  COUNTRY VP Bond Fund
  COUNTRY VP Growth Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio—Initial
    Share Class
  VIF Growth and Income Portfolio—
    Initial Share Class
  VIF International Equity Portfolio—
    Initial Share Class
  VIF Opportunistic Small Cap Portfolio—
    Initial Share Class (formerly known as
    Developing Leaders Portfolio)

EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio—Initial Class
High Grade Bond Portfolio—Initial Class
Managed Portfolio—Initial Class
Money Market Portfolio—Initial Class
Strategic Yield Portfolio—Initial Class
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class
VIP Growth Portfolio—Initial Class
VIP Growth & Income Portfolio—Initial
  Class
VIP Investment Grade Bond
  Portfolio—Initial Class
VIP Index 500 Portfolio—Initial Class
VIP Mid Cap Portfolio—Service Class 2
VIP Overseas Portfolio—Initial Class
Franklin Templeton Variable Insurance
Products Trust
Franklin Global Real Estate Securities
  Fund—Class 2

  Franklin Small Cap Value Securities
  Fund—Class 2
Franklin Small-Mid Cap Growth Securities
  Fund—Class 2
Franklin U.S. Government Fund—Class 2
Mutual Shares Securities Fund—Class 2
Templeton Growth Securities Fund—
  Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1
JPMorgan Insurance Trust Small Cap Core   Portfolio—Class 1
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

COUNTRY has requested the approval of the Securities and Exchange Commission (“SEC”) for the removal of the COUNTRY VP Growth Fund and the COUNTRY VP Bond Fund as Investment Options under the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Accumulated Value you have in the COUNTRY VP Growth Subaccount to the Fidelity VIP Index 500 (Initial Class) Subaccount and any Accumulated Value in the COUNTRY VP Bond Subaccount to the Fidelity VIP Investment Grade Bond (Initial Class) Subaccount (the “Substitution”). Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premiums and Accumulated Value transferred from other Subaccounts and the Declared Interest Option.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will cease to be available under the Policy on the date of the Substitution. For more information, see “THE SUBSTITUTION.”

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or tax adviser.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Please read this Prospectus carefully and retain it for future reference.
Issued By
COUNTRY Investors Life Assurance Company®

Home Office 1701 N. Towanda Avenue Bloomington, Illinois 61701	Variable Product Service Center PO Box 9239 Des Moines, Iowa 50306 1-888-349-4658

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

COUNTRY has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

•	Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•	Death Benefit Options: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•	Option A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Option B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Accelerated Payment of Death Benefit Endorsement: Under the Accelerated Payment of Death Benefit Endorsement, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding the Accelerated Payment of Death Benefit Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement may have tax consequences.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•	Surrenders: At any time while your Policy is in force, you may make a written request to us at our Variable Product Service Center to surrender your Policy and receive the Cash Surrender Value less any Policy Debt. The Cash Surrender Value is the Accumulated Value reduced by the Surrender Charge. A surrender may have tax consequences.

•	Partial Withdrawals: After the first Policy Year, while your Policy is in force, you may make a written request to withdraw part of the Cash Surrender Value. Partial withdrawals may have tax consequences.

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•	Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. We currently assess a $10 charge for each transfer after the first twelve transfers in a Policy Year. This privilege may be terminated at any time. You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request as not in good order, and we will not process the request. In such cases, we will contact you for further instructions.

Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

•	Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is the Cash Surrender Value less any outstanding Policy Debt and less the amount necessary to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. We charge you a maximum annual interest rate no greater than 7.4% per year in advance on your loan. We may declare a lower rate in our discretion. After the tenth Policy Year, we may, but are not obligated to do so, allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. Loans may have tax consequences.

Premiums

•	Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time and in any amount (but not less than $50), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•	Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the sum of the Accumulated Value on the Business Day we receive the Policy at our Variable Product Service Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

Asset Allocation Program

You may elect to participate in the Asset Allocation Program and allocate all of your Net Premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment Options. Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-Income; Balanced; Income Growth; and Income. The Investment Option allocations of the model portfolios may be changed from time to time in response to market conditions or other factors. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future Net Premiums will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

4

There is no separate charge for participating in the Asset Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset Allocation Program will not lose money or experience volatility.

The Policy

•	Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•	Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•	Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•	Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•	Payment Options: There are several ways of receiving proceeds under the death benefit, surrender and partial withdrawal provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Variable Product Service Center.

Supplemental Riders and Benefits

We offer several riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

5

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 4%.

Risk of Lapse

If your Net Cash Surrender Value is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached and it is not clear whether such a Policy will, in all cases, satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

6

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See “Risk of Lapse” above.

Partial withdrawals may not exceed an amount equal to (a) minus (b) where:

(a) is the Cash Surrender Value; and

(b) is the sum of:

(1)	an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

(2)	any Policy Loans; plus

(3)	the Partial Withdrawal Fee.

Partial withdrawals are assessed a Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Cash Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. A loan may also have other tax consequences.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

7

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

	When Charge is	Amount Deducted—	Amount Deducted—
Charge	Deducted	Maximum Guaranteed Charge*	Current Charge
Premium Expense Charge	Upon receipt of each premium payment	6% of each premium payment	6% of each premium payment up to the Target Premium[1], and 2% of each premium payment over the Target Premium in the first Policy Year only; 6% of each premium payment in each subsequent Policy Year

Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25

Surrender Charge[2]	Upon a full surrender of your Policy during the first ten Policy Years
Minimum Charge[3]		$1.88 per $1,000 of Specified Amount	$1.88 per $1,000 of Specified Amount
Maximum Charge[4]		$50.28 per $1,000 of Specified Amount	$50.28 per $1,000 of Specified Amount
Charge for Male, Issue Age 30, Standard Non-Tobacco in first Policy Year		$6.54 per $1,000 of Specified Amount	$6.54 per $1,000 of Specified Amount

Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $10 for each subsequent transfer

Illustrative Report	Upon request for each additional report in a Policy Year	$25 per report	$0 per report

8

	When Charge is	Amount Deducted—	Amount Deducted—
Charge	Deducted	Maximum Guaranteed Charge*	Current Charge
Accelerated Payment of Death Proceeds Fee	Upon election of the accelerated death benefit	$250	$250

*	We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges
(Other than Investment Option Operating Expenses)

	When Charge is		Amount Deducted—
Charge	Deducted	Amount Deducted— Maximum Guaranteed Charge	Current Charge
Cost of Insurance Charge[5]	Monthly, on the Monthly Deduction Day
Minimum Charge[6]		$0.06 per $1,000 net amount at risk	$0.01 per $1,000 net amount at risk
Maximum Charge[7]		$83.33 per $1,000 net amount at risk	$30.40 per $1,000 net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco $100,000 Specified Amount		$0.12 per $1,000 net amount at risk	$0.07 per $1,000 net amount at risk

Monthly Expense Charge	Monthly, on the Monthly Deduction Day	$10 in the first Policy Year, $6 in each subsequent Policy Year	$10 in the first Policy Year, $6 in each subsequent Policy Year

Monthly Unit Charge[8]	Monthly, on the Monthly Deduction Day for the first 15 Policy Years
Minimum Charge[9]		$0.09 per $1,000 of Specified Amount	$0.09 per $1,000 of Specified Amount
Maximum Charge[10]		$0.15 per $1,000 of Specified Amount	$0.15 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Standard Non-Tobacco		$0.14 per $1,000 of Specified Amount	$0.14 per $1,000 of Specified Amount

Policy Loan Interest Spread[11]	On each Policy Anniversary or earlier, as applicable[12]	4.00% (effective annual rate)	3.75% (effective annual rate)

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	When Charge is		Amount Deducted—
Charge	Deducted	Amount Deducted— Maximum Guaranteed Charge	Current Charge
Optional Disability Waiver of Monthly Deduction Rider[13,14]	Monthly, on the Monthly Deduction Day
Minimum Charge[15]		5.50% of all other monthly charges	5.50% of all other monthly charges
Maximum Charge[16]		19.25% of all other monthly charges	19.25% of all other monthly charges
Charge for Attained Age 30		7.00% of all other monthly charges	7.00% of all other monthly charges

Children’s Insurance Rider	Monthly, on the Monthly Deduction Day	$3.70 per unit of rider coverage	$3.70 per unit of rider coverage

Optional Guaranteed Insurance Option Rider[13]	Monthly, on the Monthly Deduction Day
Minimum Charge[17]		$0.05 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount
Maximum Charge[18]		$0.20 per $1,000 of rider coverage amount	$0.20 per $1,000 of rider coverage amount
Charge for Issue Age 30		$0.15 per $1,000 of rider coverage amount	$0.15 per $1,000 of rider coverage amount

Optional Spouse Insurance Rider[13]	Monthly, on the Monthly Deduction Day
Minimum Charge[19]		$0.07 per $1,000 of rider coverage amount	$0.02 per $1,000 of rider coverage amount
Maximum Charge[20]		$83.33 per $1,000 of rider coverage amount	$30.40 per $1,000 of rider coverage amount
Charge for Female, Attained Age 30, Standard Non-Tobacco, $100,000 Specified Amount		$0.10 per $1,000 of rider coverage amount	$0.05 per $1,000 of rider coverage amount

(1) The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy in a standard underwriting class, assuming no riders or supplemental benefits, is $99.72 per $1,000. This figure assumes that the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco. The maximum Target Premium for a Policy with an Insured in a substandard underwriting class, assuming no riders or supplemental benefits, is $358.92 per $1,000. This figure assumes the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco, rated 400% extra substandard. The Target Premium for your Policy is shown on your Policy’s data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Variable Product Service Center. This charge is assessed during the first ten Policy Years. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

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(4) The maximum charge shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 63, Standard Tobacco.

(5) The cost of insurance charge will vary based on the Insured’s Attained Age, sex, Specified Amount and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Variable Product Service Center. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5 or Attained Age 6, $1,000,000 or greater Specified Amount.

(7) The maximum guaranteed cost of insurance charge for standard underwriting classes assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current cost of insurance charge for standard underwriting classes assumes the Insured has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current cost of insurance charge for substandard risks is $83.33333 per $1,000 of net amount at risk, which, depending on the specific substandard ratings, could vary based on Attained Ages, sex, underwriting classes and Specified Amount.

(8) The monthly unit charge will vary based on the Insured’s Attained Age, sex and underwriting class. The monthly unit charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed monthly unit charge applicable to your Policy. More detailed information concerning your monthly unit charge is available on request from our Variable Product Service Center.

(9) The minimum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco. The minimum current monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco.

(10) The maximum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco. The maximum current monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco.

(11) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective rate of 8.00%, guaranteed not to exceed 8.00%), and the amount of interest we credit to the amounts we hold as security for the Policy Debt guaranteed at an effective annual rate equal to no less than 4.00% (currently, an effective annual rate of 4.00%).

The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread at the time you request a Policy Loan.

(12) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13) The charge for the Spouse Insurance Rider varies based on the Spouse’s Attained Age, sex, underwriting class and Specified Amount. The charge for the Disability Waiver of Monthly Deduction Rider varies based on the Insured’s Attained Age and waiver class. The charge for the Guaranteed Insurance Option Rider varies based on the Insured’s Issue Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Variable Product Service Center.

(14) The cost of insurance charge on the Disability Waiver of Monthly Deduction Rider is based in part on the charges for all additional benefit riders attached to the Policy.

(15) The minimum Disability Waiver of Monthly Deduction Rider charge assumes that the Insured has the following characteristics: Attained Ages 0-21.

(16) The maximum charge for the Disability Waiver of Monthly Deduction Rider assumes the Insured has the following characteristics: Attained Age 59 and a standard waiver class. The maximum charge for the Disability Waiver of Monthly Deduction Rider with an Insured in a substandard waiver class is 38.5% of all other monthly charges. This figure assumes the Insured has the following characteristics: Attained Age 59 and a substandard waiver class.

(17) The minimum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 0-2.

(18) The maximum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 41-42.

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(19) The minimum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Non-Tobacco. The minimum current Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Preferred Plus Non-Tobacco, $1,000,000 or greater Specified Amount.

(20) The maximum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current Spouse Insurance Rider assumes that the Insured is in a standard underwriting class has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current Spouse Insurance Rider charge for substandard risks is $83.33333 per $1,000 of rider coverage amount, which, depending on the specific substandard ratings, could vary based on Attained Age, sex, underwriting class and Specified Amount.

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2010. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses(21)
(expenses that are deducted from Investment Option assets)(22)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-l) fees and other expenses)	0.10%	1.40%

Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement(23)	0.10%	1.25%

(21) For certain Investment Options, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, the minimum and maximum total annual Investment Option operating expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses) charged by any of the Investment Options would have been 0.10% and 1.06%, respectively.

(22) Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(23) The “Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. 9 Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT

COUNTRY Investors Life Assurance Company

The Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

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CEFLI

The Company is a member of the Compliance & Ethics Forum for Life Insurers (“CEFLI”). CEFLI’s core mission is to help promote high levels of ethical and compliant business practices in the life insurance industry. CEFLI continues to support the “IMSA” (Insurance Marketplace Standards Association) process, its standards and logo. As a member of CEFLI, the Company networks with others in the life and annuity industry to stay current on compliance and ethics knowledge and information.

The Variable Account

We established the Variable Account as a separate account on April 17, 2002. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

Under some specified circumstances, we will allocate initial Net Premiums and Accumulated Value under the Policy to the Declared Interest Option, which is part of our General Account (See “THE POLICY-Premiums-Allocating Net Premiums,” “THE POLICY-Policy Lapse and Reinstatement” and “POLICY BENEFITS-Loan Benefits-Allocation of Policy Loan.”) Assets held in our General Account are subject to our general liabilities from business operations.

The Variable Account currently has 34 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount. We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC” or the “Commission”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurance companies domiciled in Illinois.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 16 Investment Options, including the Declared Interest Option.

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The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund
•  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vistasm Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Variable Products, Inc. (formerly, Summit Mutual Funds, Inc.). Calvert Asset Management Company, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Russell 2000® Small Cap Index Portfolio (formerly known as Summit Russell 2000® Small Cap Index Portfolio)
•  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400® Index Portfolio (formerly known as Summit S&P MidCap 400® Index Portfolio)
•  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

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COUNTRY Mutual Funds Trust. COUNTRY Fund Management, a department of COUNTRY Trust Bank, is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
COUNTRY VP Bond Fund
•  This Fund seeks maximum total return consistent with preservation of capital. To pursue its goal, the Fund invests in a portfolio of bonds and other debt obligations and maintains a market value weighted average maturity of more than five years.

COUNTRY VP Growth Fund
•  This Fund seeks growth of capital. Dividend income, if any, will be incidental to this goal. The Fund invests primarily in common stocks and other equity securities of well-established, large-capitalization companies (which generally have $5 billion of market value or more), that are determined to have above-average long-term growth potential.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class
•  This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class
•  This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class
•  This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class (formerly known as Developing Leaders Portfolio)
•  This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

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EquiTrust Variable Insurance Series Fund. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.*

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio—Initial Class	•	This Portfolio seeks long-term growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio—Initial Class	•	This Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of the Portfolio’s net assets in high grade fixed-income securities and typically maintains average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s.

Managed Portfolio—Initial Class	•	This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

Money Market Portfolio—Initial Class	•	This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 95% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. An investment in the Money Market Subaccount is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

*	On April 11, 2011, the Board of Trustees of the EquiTrust Variable Insurance Series Fund (“EquiTrust Fund”) approved Agreements and Plans of Reorganization that provide for the transfer of all of the assets of each Portfolio of the EquiTrust Fund solely in exchange for shares of an existing Federated Insurance Series fund with similar investment objectives. The transactions contemplated by each Plan of Reorganization are expected to occur on or about July 15, 2011. For more information, see the EquiTrust Fund prospectus, as supplemented.

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Portfolio	Investment Objective(s) and Principal Investments
Strategic Yield Portfolio—Initial Class
•  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective. Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class
•  This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio—Initial Class
•  This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio—Initial Class
•  This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Investment Grade Bond Portfolio—Initial Class
•  This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. The portfolio normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements.

Fidelity VIP Index 500 Portfolio—Initial Class
•  This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

Fidelity VIP Mid Cap Portfolio—Service Class 2
•  This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either “growth” stocks or “value” stocks or both.

Fidelity VIP Overseas Portfolio—Initial Class	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in common stocks of non-U.S. equity securities.

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Franklin Templeton. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund—Class 2	• This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small Cap Value Securities Fund—Class 2	• This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund—Class 2	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

Franklin U.S. Government Fund—Class 2	• This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund—Class 2
•  This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund—Class 2	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

JPMorgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1
•  This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.

JPMorgan Insurance Trust Small Cap Core—Class 1 Portfolio
•  This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase.

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T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio
•  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

New America Growth Portfolio
•  This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”. The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio
•  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s)
International Stock Portfolio
•  This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

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We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Policies, receives 12b-l fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-l fees are deducted from the assets of the Investment Option and decrease the Investment Option’s investment return. COUNTRY and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

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THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Variable Product Service Center. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Variable Product Service Center.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. However, if the Policy Date is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

COUNTRY no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time. You should forward all premium payments to our Variable Product Service Center.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments

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on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $50. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”).

Unscheduled Premiums. Each unscheduled premium payment must be at least $50; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS— Premium Expense Charge.”)

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premiums. If we receive a premium designated either solely or partially for allocation to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request as not in good order and we will not process the request. In such cases, we will return the premium to you unless you provide us with further allocation instructions.

We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain a signed notice, at our Variable Product Service Center, from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

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We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•	You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages) and total 100%.

•	Each Net Premium may be directed to a maximum of sixteen Investment Options available under the Policy, including the Declared Interest Option. If your allocation instruction in connection with a premium payment would result in your Accumulated Value being invested in more than sixteen Investment Options, we will treat your request as not in good order and request alternate allocation instructions from you. If we do not receive alternate allocation instructions from you within five business days of receipt of the subject premium payment, we will return the premium payment to you.

•	You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Variable Product Service Center and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Variable Product Service Center, and returning the Policy to us at the Variable Product Service Center or your registered representative before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Variable Product Service Center, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day on or next following the date we receive the Policy at our Variable Product Service Center, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Lapse. Your Policy may lapse (terminate without value) if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

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A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with transfer instructions.

In no event will your Policy terminate due to insufficient Net Cash Surrender Value during the first five policy years if you paid the minimum premium required for the Policy during that period. If the Policy terminates during the first five Policy years and is later reinstated, neither the five year guarantee period nor any portion of the five-year guarantee period will be reinstated.

Reinstatement. You may reinstate a lapsed Policy at any time within five years of the date on which the Policy terminated if the Attained Age of the Insured is 100 or less at the time of reinstatement. You must submit the following items to us at our Variable Product Service Center:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory; and

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. We will not reinstate a Policy surrendered for its Net Cash Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with transfer instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits. Subject to certain limitations, you may at any time obtain all or a portion of the Cash Surrender Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges. At any time while the Policy is in force, you may surrender the Policy by sending a Written Notice to the Company at our Variable Product Service Center. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time on a Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time on a

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Business Day, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first ten Policy Years. After the first Policy Year, you may make a partial withdrawal. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Variable Product Service Center, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Facsimile Requests. You may request a partial withdrawal from or surrender of your Policy via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Variable Product Service Center. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

•	Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Variable Product Service Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•	A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

•	We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Variable Product Service Center. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders. The amount payable upon surrender of the Policy is the Cash Surrender Value less any Policy Debt as of the Monthly Deduction Day on or following receipt of your request. We may pay that amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered during the first ten Policy Years.

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Partial Withdrawals. After the first Policy Year, while your Policy is in force, you may obtain a portion of the Policy’s Cash Surrender Value as a partial withdrawal from the Policy. A partial withdrawal cannot exceed an amount equal to (a) minus (b) where:

(a) is the Cash Surrender Value; and

(b) is the sum of:

(1)	an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

(2) any Policy Loans; plus

(3) the Partial Withdrawal Fee.

We deduct the Partial Withdrawal Fee from the amount of the partial withdrawal. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at our Variable Product Service Center. Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•	If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, the partial withdrawal will reduce the Policy’s Specified Amount by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction— Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawals, see “FEDERAL TAX MATTERS.”

Net Accumulated Value. Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

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On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Variable Product Service Center that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•	All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Partial Withdrawal Fee) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•	Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request not to be in good order, and we will not process the request. In such cases, we will contact you for further instructions. You may continue to transfer Accumulated Value from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option until the date of the Substitution.

•	You may make transfers by written request to our Variable Product Service Center or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Variable Product Service Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not

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liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Variable Product Service Center.

•	The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•	We process transfers at the Unit Values next determined after we receive your request at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

•	We may assess a transfer charge up to of $25 for the 13th and each subsequent transfer in a Policy Year. (The transfer charge is currently $10.) We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”) Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	Dollar Cost Averaging cannot be utilized in combination with asset rebalancing or the Asset Allocation Program.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is 16, including the Declared Interest Option.

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•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from the source account under the dollar cost averaging program.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Policy Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value from the other Subaccounts and the Declared Interest Option under the asset rebalancing program. If your premium allocation instructions currently allocate premium to the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, please revise those allocation instructions to reflect the closing of those Subaccounts at your earliest convenience. We will not rebalance your Accumulated Value under the asset rebalancing program if your premium allocation instructions allocate premium to either the COUNTRY VP Growth Subaccount or the COUNTRY VP Bond Subaccount.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

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For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging program.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

•	discontinuing your telephone transfer privileges;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service;

•	refusing a transfer request;

•	restricting your right to make transfers for a period of time;

•	requiring a minimum period of time between each transfer; and

•	limiting the amount that you may transfer at any one time.

Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity. Please note that the limits and restrictions described here are subject to COUNTRY’S ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to

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restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and we may be required to provide the Fund or its designee, promptly upon request, certain information about the trading activity of individual Policyowners, and to restrict or prohibit further purchases or transfers by specific Policyowners identified by the Fund as violating its policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Policyowners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including COUNTRY, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with COUNTRY’S ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Asset Allocation Program

The following is a summary of the Asset Allocation Program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from your registered representative.

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Overview. The Asset Allocation Program is a service we make available to assist you in selecting Investment Options under your Policy. At the time that you purchase your Policy, you may elect to allocate all of your Net Premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY Trust Bank (“CTB”) will serve as the adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Net Premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

•	Aggressive Growth Model Portfolio

•	Growth Model Portfolio

•	Growth-Income Model Portfolio

•	Balanced Model Portfolio

•	Income Growth Model Portfolio

•	Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. The Investment Option allocations of the model portfolios may change from time to time as described below. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future Net Premiums will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

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Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program.

If you have elected the Asset Allocation Program, your Accumulated Value in the model portfolio will be applied under the automatic asset rebalancing program (“Automatic Rebalancing”). We will automatically reallocate your Accumulated Value annually to match the allocations among the Investment Options specified by the asset allocation model portfolio you have chosen. As long as you remain in the Asset Allocation Program, Automatic Rebalancing will be performed only once each Policy Year on the first Business Day in August.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes are made to a particular model portfolio as a result of CTB’s review, the Company will forward written notice of the changes to all Policyowners—those in an asset allocation model portfolio and those who are not—at least 30 days in advance of the date such changes are scheduled to occur. Under our current procedures:

•	Policyowners who do not wish to change their respective investment allocations from the then current asset allocation model portfolio must complete, sign and return/fax the applicable service request form to our Variable Product Service Center to opt out of the new version of the asset allocation model portfolio.

•	Policyowners who do wish to opt into a different asset allocation model portfolio or opt into an asset allocation model portfolio for the first time must also complete, sign and return/fax the applicable service request form to our Variable Product Service Center and so specify.

•	Policyowners who do wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action.

Your future Net Premium allocations will change unless you affirmatively opt out of the changed asset allocation model portfolio.

Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer charge.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the Asset Allocation Program to have terminated. However, you can elect at any time to again participate in the Asset Allocation Program.

Other Information. We and our affiliates, including CTB, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to Investment Options that are more profitable for CTB. Also, COUNTRY Fund Management, a division of CTB, serves as investment adviser to

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certain of the Investment Options. As a result, CTB may believe that those portfolios may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives a fixed annual fee for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Policy.

We may terminate or alter this Asset Allocation Program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Cash Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum loan amount you may take is an amount that, when added to any existing Policy Loan, does not exceed the Cash Surrender Value on the date of the Policy Loan less an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Variable Product Service Center.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge is guaranteed not to exceed 7.4% per year in advance (an effective annual rate of 8%). We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

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Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to or greater than 4% as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time while the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt plus unearned loan interest. If Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY— Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured’s life so long as the Policy is in force. We subtract any outstanding Policy Debt from the death benefit payable at the Insured’s death or from Accumulated Value upon complete surrender. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

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•	If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death. We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death.

Under Option A, the death benefit will be equal to the greater of:

(1) the sum of the current Specified Amount and the Accumulated Value, or

(2)	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount. After age 100, the death benefit will be equal to the greater of the Accumulated Value or Specified Amount.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending a written request to us at our Variable Product Service Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the

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effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than $50,000 or the minimum Specified Amount in effect at the time, if less then $50,000, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Variable Product Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than $50,000 or the minimum Specified Amount in effect at the time, if less than $50,000. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the effective date shown on the supplemental Policy schedule. An increase will not become effective, however, if the Policy’s Cash Surrender Value on the effective date, less Policy Debt, would not be sufficient to cover the next monthly deduction.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have COUNTRY pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement providing for this right.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 24 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by COUNTRY on the Insured), less an amount representing a discount for 12 months at an interest rate declared by us as of the date of the request, a reduction for any outstanding policy loans, premiums due and a processing fee of $250. The interest rate declared by us will not exceed the greater of: (1) the yield on the 90 day Treasury bill as of the date of your request; and (2) the maximum loan interest rate under the Policy. The accelerated death benefit does not include the amount of any benefit payable under a rider that covers the life of someone other than the Insured.

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Adding this Endorsement to a Policy or requesting an accelerated death benefit under this Endorsement may have tax consequences (see “FEDERAL TAX MATTERS”).

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•	Disability Waiver of Monthly Deduction. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 60 and continuing for at least 180 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 60 unless the Insured is totally disabled, then upon recovery from the disability; (2) surrender, lapse or other termination of the Policy; or (3) upon Written Notice to our Variable Product Service Center. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•	Spouse Insurance. This rider provides term insurance coverage on the life of the Insured’s spouse. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured’s spouse multiplied by the amount of term insurance coverage under the rider.

•	Children’s Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•	Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. If you elect this rider, we will add a monthly charge.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deductions—Additional Insurance Benefits.”) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is guaranteed not to exceed 6% of each premium payment. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider

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necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS” in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Accumulated Value in the Declared Interest Option and the Policy’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly expense charge; plus

•	the monthly unit charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries. We determine the cost of insurance on a monthly basis, and may determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to ((a) plus (c)) divided by (b), minus (c); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a) is the Specified Amount;

(b) is 1.00327371; and

(c) is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

 1 Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate for 4%.

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We may determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates used by the Company based on our expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and preferred-plus classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or preferred-plus class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s preferred-plus class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS.”)

The following riders are available under the Policy:

•	Disability Waiver of Monthly Deduction. This rider provides that, subject to certain conditions, the Company will waive the monthly deduction on your Policy.

The following riders are available under the Policy:

•	Disability Waiver of Monthly Deduction. This rider provides that, subject to certain conditions, the Company will waive the monthly deduction on your Policy.

•	Spouse Insurance. This rider provides term insurance coverage on the life of the Insured’s spouse.

•	Children’s Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, subject to certain conditions.

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•	Guaranteed Insurance Option. This rider provides coverage on the Insured to be increased up to seven times without new evidence of insurability.

Monthly Expense Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 Monthly Expense Charge in the first Policy Year and $6 per Policy Month in the second and subsequent Policy Years against each Policy. We guarantee this charge will not exceed $10 per Policy Month.

Monthly Unit Charge. The Monthly Unit Charge will compensate us for underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing policy records. The Monthly Unit Charge is assessed during the first fifteen Policy Years. This charge is an amount per $1,000 of Specified Amount and varies based on the Insured’s underwriting class. We guarantee this charge will not exceed $0.15 per $1,000 of Specified Amount per Policy Month.

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of up to $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer. (The transfer charge is currently $10.)

•	We will deduct the transfer charge from the amount transferred.

•	We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner. For information regarding the special transfer privilege, see “GENERAL PROVISIONS: Special Transfer Privilege.”

Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the amount withdrawn.

Surrender Charge

We apply a Surrender Charge during the first ten Policy Years. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

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Issue Age	Male, Standard Tobacco	Female, Standard Tobacco
30	$9.70	$7.80

50	$28.53	$21.83

70	$48.78	$48.59

The maximum Surrender Charge for any Policy is $50.28 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges” in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Additional Charges

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on pages 10-12 and described in the prospectus for each Investment Option.

Illustrative Report Fee. Upon your request, we will provide you with one set of illustrations of Policy values free of charge. We reserve the right to assess a fee of $25 for each additional set of personalized illustrations you request in a Policy Year. However, we do not currently assess such a charge.

Compensation. For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Policy, including the death benefit, such amounts will come from our General Account. Because those guarantees are backed by our General Account assets, you need to consider our financial strength in meeting the guarantees under the Policy. Thus, those guarantees are subject to the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be

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credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option at any one time unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. We may refuse to process a transfer request from the Declared Interest Option that would reduce the Accumulated Value in the Declared Interest Option to an amount less than the amount of any outstanding loans under the Policy. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Accumulated Value transferred from the Declared Interest Option. If you request to transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request as not in good order, and we will not process the request. In such cases, we will contact you for further instructions.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

Special Transfer Privilege

You may, while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each

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Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary, an Assistant Secretary or the Actuary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and secondary Beneficiaries in the application. If changed, the primary Beneficiary or secondary Beneficiary is as shown in the latest change filed with the Company. One or more primary or secondary Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

THE SUBSTITUTION

The Company has requested the approval of the SEC for the removal of the COUNTRY VP Growth Fund and the COUNTRY VP Bond Fund as Investment Options under the Policy. Following our receipt of the SEC’s approval, we will set a date to automatically transfer any Accumulated Value you have in the COUNTRY VP Growth Subaccount to the Fidelity VIP Index 500 (Initial Class) Subaccount and any Accumulated Value in the COUNTRY VP Bond Subaccount to the Fidelity VIP Investment Grade Bond (Initial Class) Subaccount. The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will cease to be available under the Policy on the date of the

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Substitution. Once the date of the Substitution has been determined, we will notify you of the date via U.S. mail.

The COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount are no longer available to receive Net Premium and Accumulated Value transferred from other Subaccounts and the Declared Interest Option. If you request to allocate Net Premium or transfer Accumulated Value to either or both the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount, we will consider your request as not in good order, and we will not process the request unless you provide us with further allocation instructions. In a case involving an allocation of Net Premium, we will return the premium to you if you do not provide us with further allocation instructions.

You may continue to transfer Accumulated Value from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option until the date of the Substitution. Transfers made from the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount to the other Subaccounts and the Declared Interest Option between the date of this prospectus and the date of the Substitution will be free of charge and do not count toward the twelve free transfers you may make each Policy Year. Although we have no current intention of increasing the amount of the transfer charge, we agree not to exercise our right to do so for at least 30 days after the Substitution.

Within five days after the Substitution, we will forward to Policyowners affected by the Substitution a written notice informing them of the details regarding the Substitution.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company (“COUNTRY Capital”) for the distribution and sale of the Policies. COUNTRY Capital may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with COUNTRY Capital.

COUNTRY Capital receives a 0.25% fee from the following Investment Options in the form of 12b-l fees based on Policy assets allocated to the Investment Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-l class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-l under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to COUNTRY Capital for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales by COUNTRY Capital will be 60% of premiums paid up to Target Premium and 3% of premiums paid in excess of Target Premium in the first Policy Year and 3% of premiums paid in each Policy Year after the first Policy Year. We also pay a persistency bonus based on premiums paid in the first Policy Year.

COUNTRY Capital passes through all commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Policy unassigned to a Registered Representative, and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is given an allowance by the Company for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.

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Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits, such as bonuses, insurance benefits and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, payment for travel, lodging, prizes and awards, which may include entertainment, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. COUNTRY Capital’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, which may include payments made for the recruitment and training of personnel, and similar services.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the owners of the Variable Account.

See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

We have discontinued new sales of the policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached, and it is not clear whether such a Policy will

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in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements. The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If at any time there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

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Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or where the spread is minimal, is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Benefits. COUNTRY believes that for federal income tax purposes, an accelerated benefit payment received under an accelerated benefit endorsement should be fully excludable from

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the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

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Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

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Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance Policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

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The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Variable Product Service Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan and payment of death proceeds whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•	an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of COUNTRY Capital

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to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2010 and 2009 and for the years then ended have been audited by Ernst & Young LLP. These financial statements, along with the related independent registered public accounting firm report, are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities of the Variable Account as of December 31, 2010, and the related statements of operations and changes in net assets for the periods ended December 31, 2010 as disclosed in the financial statements, as well as the related independent registered public accounting firm report issued by Ernst & Young LLP, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-888-349-4658, or write us at 1701 N. Towanda Avenue, Bloomington, Illinois 61701. We will mail the SAI to you by first-class mail within 3 business days of our receipt of your request.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Net Cash Surrender Value, to request additional information and to ask questions about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-21394

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account plus the value of the Policy in the Declared Interest Option.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Surrender Value: The Accumulated Value minus the Surrender Charge.

Company, we, us, our: COUNTRY Investors Life Assurance Company.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Cash Surrender Value: The Cash Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first ten Policy Years.

Target Premium: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s net assets by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in the value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: COUNTRY Investors Variable Life Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Variable Product Service Center: The Company’s administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or P.O. Box 9239, Des Moines, Iowa 50306.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Variable Product Service Center.

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
COUNTRY INVESTORS LIFE ASSURANCE COMPANY

Home Office:	Variable Product Service Center:
1701 N. Towanda Avenue	PO Box 9239
Bloomington, Illinois 61701	Des Moines, Iowa 50306
1-888-349-4658
COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
This Statement of Additional Information contains additional information to the Prospectuses for two flexible premium variable life insurance policies (each a “Policy”) offered by COUNTRY Investors Life Assurance Company (the “Company”), the Original Policy and the New Policy. The Original Policy, whose guaranteed maximum cost of insurance rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table, is no longer offered for sale by the Company. The Company discontinued new sales of the Original Policy on or about December 1, 2008. The New Policy, whose guaranteed maximum cost of insurance rates are based on the 2001 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table, is also no longer offered for sale by the Company. The Company discontinued sales of the New Policy on or about December 1, 2010.
This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy dated May 1, 2011 and the prospectuses for the Investment Options.
Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling us at our address or toll-free number shown above.
May 1, 2011

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

COUNTRY Investors Life Assurance Company
COUNTRY Investors Life Assurance Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

State Regulation of the Company
The Company is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.
In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Safekeeping of the Variable Account’s Assets
The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Federal Insurance Company in the amount of $10,000,000 covering all the officers and employees of the Company.

Material Irreconcilable Conflicts
The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

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ADDITIONAL POLICY PROVISIONS

The Policy
We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Assignment
The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at our Variable Product Service Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Variable Product Service Center. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary
During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Variable Product Service Center. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability
The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, failure to pay premiums or violation of the provisions of the Aviation Exclusion provision, if applicable, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Misstatement of Age or Sex
If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion
If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount , or within one year from the effective date of any increase in Specified Amount if the Policy was issued in the State of Arizona on or after December 31, 2010, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount.

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Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance
The insurance under a Policy will continue until the earlier of:
•	the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Surrender Value is less than the monthly deduction for the following Policy Month;

•	the date the Policyowner surrenders the Policy for its entire Net Cash Surrender Value; or

•	the death of the Insured.
Any rider to a Policy will terminate on the date specified in the rider.

Annual Report
At least once each year, we will send an annual report to each Policyowner. The report will show
•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.
The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans
Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan” in the Prospectus.)
Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights
The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy

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or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation
The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets
The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice
You should send any written notice to the Company at our Variable Product Service Center. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Settlement Options
We may pay death proceeds and Accumulated Value upon surrender or partial withdrawal of a Policy, in whole or in part under a settlement option as described below. In any case, a supplemental agreement will be issued for the settlement option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a settlement option. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.
You may designate an option in your application or notify us in writing at our Variable Product Service Center. During the life of the Insured, you may select a settlement option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a written request to us, provided that a prior option chosen by you is not in effect.
If you have not elected a settlement option, we will pay the proceeds of the Policy in one sum. We may also pay the proceeds in one sum if,
(1)	the proceeds are less than $5,000;

(2)	periodic payments would be less than $100; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation or association.
Amounts paid under a settlement option are paid pursuant to a payment contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 1.5% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

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If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract.
Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured’s death or on surrender.
Option 1—Interest Payment Option. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.
Option 2—Fixed Time Payment Option. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.
Option 3—Lifetime Payment Option. The proceeds are paid in equal monthly installments during the payee’s lifetime. The three variations are:
(a)	Straight Life. No specific number of payments is guaranteed. Payments stop when the payee dies.

(b)	Life Income with Refund. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

(c)	Life Income with Period Certain. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.
Option 4—Fixed Amount Payment Option. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.
Option 5—Joint Lifetime Payment Option. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.
Alternate Payment Options. The Company may make available alternative payment options.
Even if the death benefit under the Policy is excludible from income, payments under a settlement option may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under a settlement option generally include such earnings.
A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

Accelerated Payment of Death Proceeds
The Accelerated Payment of Death Benefit Endorsement provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.
For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 24 months or less.
There are several restrictions associated with the Endorsement. These include, but are not limited to, the restrictions described below.
1.	The Policy must be in force, but not as extended term insurance. The Policy must not have an assignee or an Irrevocable Beneficiary.

2.	Your written request for payment must be made on the form we prescribe.

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3.	A physician must certify that the Insured has a Terminal Illness. Clinical, radiological or laboratory evidence of the Terminal Illness may be required. We may require the certification be confirmed by examination and testing of the Insured by our medical representatives at our expense. We must receive the Insured’s written authorization to release medical records to Us.
Only one accelerated death benefit payment may be made under the Policy. The amount requested (as defined by the Endorsement) cannot exceed 50% of the death benefit and must be at least $5,000. The total amount requested under this Policy and all policies issued by us or any of our affiliates may not exceed $250,000 for an Insured. We will pay you the amount you request as an accelerated death benefit reduced by the amounts described below.
1.	We will discount the accelerated death benefit payable. The discount is equal to 12 months of interest at an interest rate declared by us as of the date of your request. The interest rate we declare will not exceed the greater of (a) the yield on the 90-day Treasury bill as of the date of your request, and (b) the maximum loan interest rate under the Policy.

2.	We will reduce the portion of the death benefit payable for any existing policy loan. The reduction is determined by multiplying the amount of any existing policy loan by reduction factor identified in the Endorsement.

3.	Any premiums due and unpaid will be deducted from the portion of the death benefit payable.

4.	We may assess a processing charge not to exceed $250.
If the Insured dies before approval of the accelerated death benefit payment, no benefit will be payable under the Endorsement. In this case, the death benefit will be paid as if no request had been received under the Endorsement.
After the accelerated death benefit has been paid, the Policy will remain in force. Premiums and charges will continue in accordance with the Policy. The death benefit, any Accumulated Value, policy loans and required premium payments will be reduced by the reduction factor.
Any reduction in Accumulated Value in connection with the payment of the accelerated death benefit will be allocated among the Declared Interest Option and the Subaccounts on a pro-rata basis.

Employment-Related Benefit Plans
The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

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FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description
Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.
You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at a guaranteed minimum effective annual rate, independent of the actual investment performance of the General Account.
Beginning on April 29, 2011, the COUNTRY VP Growth Subaccount and the COUNTRY VP Bond Subaccount will no longer be available to receive Net Premium and Accumulated Value transferred from other Subaccounts and the Declared Interest Option.

Declared Interest Option Accumulated Value for Original Policy
Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than that current effective loan interest rate minus no more than 4%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.
The Company guarantees that the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.
Declared Interest Option Accumulated Value for New Policy
Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 3%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 3% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 3% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 3% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 3%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.
The Company guarantees that the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 3% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

7

CALCULATION OF VALUES

Accumulated Value
The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.
•	Accumulated Value will reflect a number of factors, including
•	premiums paid,

•	partial withdrawals,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.
As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value
For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:
(a)	is
(1)	the net assets of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount.
(b)	is the number of units outstanding at the end of the preceding Valuation Period.
The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

DISTRIBUTION OF THE POLICIES

COUNTRY Capital Management Company (“COUNTRY Capital”) is responsible for distributing the Policies pursuant to a distribution agreement with us. COUNTRY Capital serves as principal

8

underwriter for the Policies. COUNTRY Capital, an Illinois corporation organized in Illinois and a wholly-owned subsidiary of COUNTRY Life Insurance Company, an affiliate of the Company, is located at 1705 N. Towanda Avenue, Bloomington, Illinois 61702. COUNTRY Capital is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of FINRA.
We have discontinued sales of the Policies to the public. We intend to recoup commissions and other sales expenses through fees and charges imposed under a Policy. Commissions paid on a Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.
COUNTRY Capital may sell Policies through its registered representatives, who must be appointed by the Company as insurance agents. COUNTRY Capital also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services.
COUNTRY Capital received sales compensation with respect to the Policies in the following amounts during the period indicated.

		Aggregate Amount of
		Commission Retained
	Aggregate Amount of	by COUNTRY Capital
	Commission Paid	After Payments to its
Fiscal Year	to COUNTRY Capital*	Registered Representatives

2008	$411,845	$132,537

2009	$272,004	$110,406

2010	$218,010	$36,740

* Includes sales compensation paid to registered representatives of COUNTRY Capital.
COUNTRY Capital passes through commissions it receives except in the infrequent event of a Policy unassigned to a Registered Representative and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is reimbursed by us for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.
The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay COUNTRY Capital for its costs in distributing those shares: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small Cap Value Securities Fund, Franklin U.S. Government Fund, and Mutual Shares Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of COUNTRY Capital’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to COUNTRY Capital for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to COUNTRY Capital, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

9

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”), at 5400 University Avenue, West Des Moines, Iowa 50266, and COUNTRY are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial and other services to COUNTRY. For services performed by EquiTrust Life under the administrative services agreement during each of the fiscal years ended December 31, 2010, 2009, and 2008, EquiTrust Life billed COUNTRY $167,720, $167,199, and $179,995 respectively.

COMPLIANCE AND ACCOUNTING AGREEMENT

EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) are parties to a Compliance and Accounting Agreement pursuant to which EquiTrust Investment agrees to provide certain accounting, tax, compliance, and other services to the Company. For services performed by EquiTrust Investment under the agreement during fiscal years ended December 31, 2010, 2009, and 2008, EquiTrust Life billed the Company $192,312, $192,312, and $153,317 respectively.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Illinois Insurance Law, have been passed upon by James M. Jacobs, General Counsel, Chief Legal Officer and Secretary of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by R. Dale Hall, FSA, MAAA, Vice President and Chief Actuary, as stated in the opinion filed as an exhibit to the registration statement.
The Company’s statutory-basis balance sheets as of December 31, 2010 and 2009 and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2010, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 155 North Wacker Drive, Chicago, Illinois 60606 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
The Variable Account’s statements of assets and liabilities as of December 31, 2010 and the related statement of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

10

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

11

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
COUNTRY Investors Life Assurance Company
We have audited the accompanying statements of assets and liabilities of COUNTRY Investors Variable Life Account (the Account), which is comprised of the subaccounts listed in Note 1, as of December 31, 2010, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the COUNTRY Investors Variable Life Account at December 31, 2010, and the results of their operations and changes in their net assets for the period described above in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 29, 2011

1

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities
December 31, 2010

	American Century
	Variable Portfolios, Inc.*			Calvert Variable Products, Inc.* (1)
	Inflation			EAFE	Russell 2000	Russell 2000
	Protection			International	Small Cap	Small Cap	S&P MidCap	S&P MidCap
	Bond	Ultra	Vista	Index - F	Index	Index - F	400 Index	400 Index - F
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$43,102	$57,951	$31,624	$21,869	$153,754	$2,137	$134,991	$510
Receivable from COUNTRY Investors Life Assurance Company	5	—	—	4	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—	—	—

Total assets	43,107	57,951	31,624	21,873	153,754	2,137	134,991	510

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	5	—	—	4	—	—	—	—

Total Liabilities	5	—	—	4	—	—	—	—

Net assets	$43,102	$57,951	$31,624	$21,869	$153,754	$2,137	$134,991	$510

Net assets
Accumulation units	$43,102	$57,951	$31,624	$21,869	$153,754	$2,137	$134,991	$510

Total net assets	$43,102	$57,951	$31,624	$21,869	$153,754	$2,137	$134,991	$510

Investments in shares of mutual funds, at cost	$41,154	$52,427	$26,704	$20,171	$110,241	$1,885	$107,410	$469
Shares of mutual funds owned	3,879.57	6,178.20	1,935.36	284.38	2,441.32	33.81	1,973.84	7.40

Accumulation units outstanding	3,729.62	4,970.92	2,159.00	1,508.20	11,212.97	143.04	8,489.13	42.38
Accumulation unit value	$11.56	$11.66	$14.65	$14.50	$13.71	$14.94	$15.90	$12.04

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

2

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

							DWS	DWS
							Variable	Variable
	COUNTRY Mutual		Dreyfus Variable Investment Fund*				Series I*	Series II*
	Funds Trust*			Dreyfus
		COUNTRY		Growth &	International	Opportunistic	Global	Global
	Bond	Growth	Appreciation	Income	Equity	Small Cap	Opportunities	Thematic
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$165,897	$262,406	$83,688	$24,448	$213,404	$52,547	$32,091	$100
Receivable from COUNTRY Investors Life Assurance Company	358	—	—	—	—	—	7	—
Receivable for investments sold	—	—	—	—	608	—	—	—

Total assets	166,255	262,406	83,688	24,448	214,012	52,547	32,098	100

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	608	—	—	—
Payable for investments purchased	358	—	—	—	—	—	7	—

Total Liabilities	358	—	—	—	608	—	7	—

Net assets	$165,897	$262,406	$83,688	$24,448	$213,404	$52,547	$32,091	$100

Net assets
Accumulation units	$165,897	$262,406	$83,688	$24,448	$213,404	$52,547	$32,091	$100

Total net assets	$165,897	$262,406	$83,688	$24,448	$213,404	$52,547	$32,091	$100

Investments in shares of mutual funds, at cost	$166,466	$233,105	$73,168	$19,192	$177,562	$38,393	$26,875	$80
Shares of mutual funds owned	15,890.47	22,738.81	2,361.40	1,237.25	12,980.77	1,717.79	2,247.29	10.78

Accumulation units outstanding	12,412.23	20,536.70	6,096.13	1,926.10	13,457.64	5,033.07	1,643.99	5.90
Accumulation unit value	$13.37	$12.78	$13.73	$12.69	$15.86	$10.44	$19.52	$16.96

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

3

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	EquiTrust Variable Insurance Series Fund*
		High Grade	High Grade				Value Growth
	Blue Chip	Bond	Bond - SC	Managed	Money Market	Strategic Yield	- SC
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$61,687	$409,078	$174,272	$31,456	$15,069	$176,438	$53
Receivable from COUNTRY Investors Life Assurance Company	—	—	16	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—	—

Total assets	61,687	409,078	174,288	31,456	15,069	176,438	53

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	—
Payable for investments purchased	—	—	16	—	—	—	—

Total Liabilities	—	—	16	—	—	—	—

Net assets	$61,687	$409,078	$174,272	$31,456	$15,069	$176,438	$53

Net assets
Accumulation units	$61,687	$409,078	$174,272	$31,456	$15,069	$176,438	$53

Total net assets	$61,687	$409,078	$174,272	$31,456	$15,069	$176,438	$53

Investments in shares of mutual funds, at cost	$56,961	$399,419	$175,572	$27,120	$15,069	$160,387	$47
Shares of mutual funds owned	1,728.89	39,071.40	16,644.87	2,059.96	15,068.66	19,303.97	3.82

Accumulation units outstanding	5,084.83	29,622.01	16,156.27	2,170.49	1,308.99	11,976.85	4.13
Accumulation unit value	$12.13	$13.81	$10.79	$14.49	$11.51	$14.73	$12.89

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

4

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	Fidelity® Variable Insurance Products Funds*
			Disciplined			Fidelity
		Contrafund	Small Cap		Growth	Growth &	High Income
	Contrafund	- SC2	- SC2	Growth	- SC2	Income	- SC2	Index 500
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$682,774	$144,671	$236	$74,554	$1,759	$34,642	$33,109	$517,873
Receivable from COUNTRY Investors Life Assurance Company	358	27	—	—	—	—	5	—
Receivable for investments sold	—	—	—	—	—	—	—	272

Total assets	683,132	144,698	236	74,554	1,759	34,642	33,114	518,145

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	—	272
Payable for investments purchased	358	27	—	—	—	—	5	—

Total Liabilities	358	27	—	—	—	—	5	272

Net assets	$682,774	$144,671	$236	$74,554	$1,759	$34,642	$33,109	$517,873

Net assets
Accumulation units	$682,774	$144,671	$236	$74,554	$1,759	$34,642	$33,109	$517,873

Total net assets	$682,774	$144,671	$236	$74,554	$1,759	$34,642	$33,109	$517,873

Investments in shares of mutual funds, at cost	$567,793	$122,785	$193	$60,599	$1,529	$29,861	$31,574	$459,558
Shares of mutual funds owned	28,591.86	6,158.85	21.18	2,010.08	47.91	2,742.81	6,075.05	3,911.73

Accumulation units outstanding	43,274.04	8,960.86	14.73	6,284.12	134.17	2,753.88	2,024.91	41,457.72
Accumulation unit value	$15.78	$16.14	$16.03	$11.86	$13.11	$12.58	$16.35	$12.49

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

5

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	Fidelity® Variable				Franklin Templeton Variable
	Insurance Products Funds*				Insurance Products Trust*
						Franklin	Franklin
						Small Cap	Small-Mid
	Index 500	Mid-Cap		Fidelity Real	Franklin Real	Value	Cap Growth	Franklin U.S.
	- SC2	- SC2	Overseas	Estate - SC2	Estate	Securities	Securities	Government
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$50,467	$238,768	$102,907	$26,327	$146,861	$265,830	$71,928	$63,166
Receivable from COUNTRY Investors Life Assurance Company	9	—	—	4	180	187	—	—
Receivable for investments sold	—	—	—	—	—	—	—	—

Total assets	50,476	238,768	102,907	26,331	147,041	266,017	71,928	63,166
Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	9	—	—	4	180	187	—	—

Total Liabilities	9	—	—	4	180	187	—	—

Net assets	$50,467	$238,768	$102,907	$26,327	$146,861	$265,830	$71,928	$63,166

Net assets
Accumulation units	$50,467	$238,768	$102,907	$26,327	$146,861	$265,830	$71,928	$63,166

Total net assets	$50,467	$238,768	$102,907	$26,327	$146,861	$265,830	$71,928	$63,166

Investments in shares of mutual funds, at cost	$46,055	$171,806	$79,364	$20,776	$111,276	$198,806	$53,369	$61,714
Shares of mutual funds owned	384.34	7,431.32	6,136.38	1,891.32	11,446.68	16,358.80	3,340.83	4,818.14

Accumulation units outstanding	3,497.19	11,927.07	7,044.72	1,383.17	13,500.57	16,205.56	4,916.17	4,680.09
Accumulation unit value	$14.43	$20.02	$14.61	$19.03	$10.88	$16.40	$14.63	$13.50

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

6

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	Franklin Templeton Variable
	Insurance Products Trust*			J.P. Morgan Insurance Trust*
		Templeton	Templeton
	Mutual Shares	Global Bond	Growth	Intrepid	Intrepid Mid	Mid Cap	Mid-Cap	Small Cap
	Securities	Securities	Securities	Growth	Cap	Growth	Value	Core
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$77,734	$1,562	$54,513	$132	$474	$1,023	$154,522	$195,931
Receivable from COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—	668	681

Total assets	77,734	1,562	54,513	132	474	1,023	155,190	196,612
Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—	—	668	681
Payable for investments purchased	—	—	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—	668	681

Net assets	$77,734	$1,562	$54,513	$132	$474	$1,023	$154,522	$195,931

Net assets
Accumulation units	$77,734	$1,562	$54,513	$132	$474	$1,023	$154,522	$195,931

Total net assets	$77,734	$1,562	$54,513	$132	$474	$1,023	$154,522	$195,931

Investments in shares of mutual funds, at cost	$66,981	$1,496	$50,311	$118	$428	$860	$121,518	$146,994
Shares of mutual funds owned	4,873.62	80.14	4,951.23	8.76	30.36	60.51	22,723.82	13,105.74

Accumulation units outstanding	5,812.12	127.73	4,506.36	12.26	31.16	55.06	9,820.32	13,220.46
Accumulation unit value	$13.37	$12.23	$12.10	$10.80	$15.22	$18.58	$15.73	$14.82

(1)	Formerly known as Diversified Mid-Cap Growth Subaccount.

*	Fund family name provided for clarity.
Please see Note 1. See accompanying notes.

7

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2010

	J.P. Morgan				T. Rowe Price
	Insurance	T. Rowe Price Equity Series, Inc.*			International
	Trust*			Personal	Series, Inc.*
	Small Cap		New America	Strategy	International
	Core - SC2	Equity Income	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, at fair value	$43,692	$511,497	$54,688	$161,578	$298,014
Receivable from COUNTRY Investors Life Assurance Company	9	24	—	358	13
Receivable for investments sold	—	—	—	—	—

Total assets	43,701	511,521	54,688	161,936	298,027

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	—	—	—	—
Payable for investments purchased	9	24	—	358	13

Total Liabilities	9	24	—	358	13

Net assets	$43,692	$511,497	$54,688	$161,578	$298,014

Net assets
Accumulation units	$43,692	$511,497	$54,688	$161,578	$298,014

Total net assets	$43,692	$511,497	$54,688	$161,578	$298,014

Investments in shares of mutual funds, at cost	$34,729	$427,166	$43,966	$136,660	$241,921
Shares of mutual funds owned	2,930.41	25,677.55	2,445.78	8,858.42	21,470.73

Accumulation units outstanding	2,584.81	39,053.89	3,592.47	10,949.20	19,439.10
Accumulation unit value	$16.90	$13.10	$15.22	$14.76	$15.33

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

8

COUNTRY Investors Variable Life Account
Statements of Operations
Year Ended December 31, 2010

	American Century
	Variable Portfolios, Inc.*			Calvert Variable Products, Inc.* (1)
	Inflation			EAFE	Russell 2000	Russell 2000
	Protection			International	Small Cap	Small Cap	S&P MidCap	S&P MidCap
	Bond	Ultra	Vista	Index - F	Index	Index - F	400 Index	400 Index - F
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$794	$257	$—	$292	$738	$6	$931	$2
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	794	257	—	292	738	6	931	2

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	934	(2,593)	(2,454)	1,716	(4,617)	39	(8,879)	(5)
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	934	(2,593)	(2,454)	1,716	(4,617)	39	(8,879)	(5)

Change in unrealized appreciation (depreciation) of investments	469	10,434	8,246	(290)	37,724	243	37,393	41

Net increase (decrease) in net assets from operations	$2,197	$8,098	$5,792	$1,718	$33,845	$288	$29,445	$38

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

9

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

							DWS	DWS
	COUNTRY Mutual		Dreyfus Variable Investment Fund*				Variable	Variable
	Funds Trust*			Dreyfus			Series I*	Series II*
		COUNTRY		Growth &	International	Opportunistic	Global	Global
	Bond	Growth	Appreciation	Income	Equity	Small Cap	Opportunities	Thematic
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount	Subaccount
Income:
Dividends	$11,094	$2,552	$1,551	$270	$3,605	$322	$50	$1
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	11,094	2,552	1,551	270	3,605	322	50	1

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	17,801	(8,510)	(4,792)	(2,124)	(31,896)	(2,272)	955	5
Realized gain distributions	636	—	—	—	—	—	—	—

Total realized gain (loss) on investments	18,437	(8,510)	(4,792)	(2,124)	(31,896)	(2,272)	955	5

Change in unrealized appreciation (depreciation) of investments	(6,763)	39,353	14,275	5,683	48,867	14,241	4,558	6

Net increase (decrease) in net assets from operations	$22,768	$33,395	$11,034	$3,829	$20,576	$12,291	$5,563	$12

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

10

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

	EquiTrust Variable Insurance Series Fund*
		High Grade	High Grade			Money Market		Value Growth
	Blue Chip	Bond	Bond - SC	Managed	Money Market	- SC	Strategic Yield	- SC
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$1,216	$10,041	$2,409	$623	$19	$3	$9,839	$—
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	1,216	10,041	2,409	623	19	3	9,839	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,583)	1,203	21	(542)	—	—	602	4
Realized gain distributions	—	—	—	—	—	—	—	—

Total realized gain (loss) on investments	(2,583)	1,203	21	(542)	—	—	602	4

Change in unrealized appreciation (depreciation) of investments	7,578	4,579	(1,300)	3,872	—	—	7,981	4

Net increase (decrease) in net assets from operations	$6,211	$15,823	$1,130	$3,953	$19	$3	$18,422	$8

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

11

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

	Fidelity® Variable Insurance Products Funds*
			Disciplined			Fidelity
		Contrafund	Small Cap		Growth	Growth &	High Income
	Contrafund	- SC2	- SC2	Growth	- SC2	Income	- SC2	Index 500
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$7,690	$1,304	$—	$185	$—	$230	$2,444	$9,388
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	7,690	1,304	—	185	—	230	2,444	9,388

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(43,160)	2,233	11	(5,040)	37	(1,404)	2,848	(69,766)
Realized gain distributions	281	61	—	219	4	—	—	10,257

Total realized gain (loss) on investments	(42,879)	2,294	11	(4,821)	41	(1,404)	2,848	(59,509)

Change in unrealized appreciation (depreciation) of investments	131,749	14,525	32	19,078	228	5,614	(714)	121,103

Net increase (decrease) in net assets from operations	$96,560	$18,123	$43	$14,442	$269	$4,440	$4,578	$70,982

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

12

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

					Franklin Templeton Variable
	Fidelity® Variable Insurance Products Funds*				Insurance Products Trust*
							Franklin
						Franklin Small	Small-Mid
	Index 500	Mid-Cap		Fidelity Real	Franklin	Cap Value	Cap Growth	Franklin U.S.
	- SC2	- SC2	Overseas	Estate - SC2	Real Estate	Securities	Securities	Government
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Income:
Dividends	$810	$260	$1,318	$324	$4,361	$1,625	$—	$1,971
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	810	260	1,318	324	4,361	1,625	—	1,971

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6,434	1,408	(4,205)	7,738	(18,435)	(9,085)	(3,809)	504
Realized gain distributions	1,113	725	180	—	—	—	—	—

Total realized gain (loss) on investments	7,547	2,133	(4,025)	7,738	(18,435)	(9,085)	(3,809)	504

Change in unrealized appreciation (depreciation) of investments	(1,875)	54,222	15,780	(757)	41,831	64,705	19,664	587

Net increase (decrease) in net assets from operations	$6,482	$56,615	$13,073	$7,305	$27,757	$57,245	$15,855	$3,062

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

13

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

	Franklin Templeton Variable
	Insurance Products Trust*			J.P. Morgan Insurance Trust*
		Templeton	Templeton
	Mutual Shares	Global Bond	Growth	Intrepid	Intrepid Mid	Mid Cap	Mid-Cap	Small Cap
	Securities	Securities	Securities	Growth	Cap	Growth	Value	Core
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount	Subaccount

Income:
Dividends	$1,108	$9	$697	$—	$3	$—	$1,660	$—
Expenses	—	—	—	—	—	—	—	—

Net investment income (loss)	1,108	9	697	—	3	—	1,660	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(6,032)	—	(7,501)	—	14	17	(6,484)	(11,500)
Realized gain distributions	—	2	—	—	—	—	—	—

Total realized gain (loss) on investments	(6,032)	2	(7,501)	—	14	17	(6,484)	(11,500)

Change in unrealized appreciation (depreciation) of investments	12,415	64	10,309	14	42	146	34,700	54,460

Net increase (decrease) in net assets from operations	$7,491	$75	$3,505	$14	$59	$163	$29,876	$42,960

(1)	Formerly known as Diversified Mid-Cap Growth Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

14

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2010

	J.P. Morgan				T. Rowe Price
	Insurance	T. Rowe Price Equity Series, Inc.*			International
	Trust*			Personal	Series, Inc.*
	Small Cap		New America	Strategy	International
	Core - SC2	Equity Income	Growth	Balanced	Stock
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$—	$7,748	$96	$3,443	$2,528
Expenses	—	—	—	—	—

Net investment income (loss)	—	7,748	96	3,443	2,528

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,761	(9,540)	(1,931)	(3,385)	(14,794)
Realized gain distributions	—	—	1,103	—	843

Total realized gain (loss) on investments	3,761	(9,540)	(828)	(3,385)	(13,951)

Change in unrealized appreciation (depreciation) of investments	4,827	62,927	9,717	18,694	47,327

Net increase (decrease) in net assets from operations	$8,588	$61,135	$8,985	$18,752	$35,904

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

15

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets

							Calvert Variable
	American Century Variable Portfolios, Inc.*						Products, Inc.* (1)
	Inflation Protection Bond						EAFE International Index
	Subaccount		Ultra Subaccount		Vista Subaccount		- F Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$794	$575	$257	$123	$—	$—	$292	$173
Net realized gain (loss) on investments	934	35	(2,593)	(4,255)	(2,454)	(4,653)	1,716	340
Change in unrealized appreciation (depreciation) of investments	469	1,480	10,434	18,355	8,246	9,087	(290)	1,986

Net increase (decrease) in net assets from operations	2,197	2,090	8,098	14,223	5,792	4,434	1,718	2,499

Contract transactions:
Transfers of net premiums	11,706	6,174	10,095	12,591	7,253	10,156	11,591	7,396
Transfers of surrenders and death benefits	(3)	—	(3,607)	(1,838)	(850)	(3,090)	(727)	—
Transfers of policy loans	—	—	(203)	(972)	(321)	(310)	—	—
Transfers of cost of insurance and other charges	(3,458)	(1,397)	(7,778)	(6,615)	(3,830)	(4,797)	(3,599)	(1,415)
Transfers between subaccounts, including Declared Interest Option account	(6,498)	32,124	(200)	(4,901)	(1,159)	(1,118)	(7,492)	11,591

Net increase (decrease) in net assets from contract transactions	1,747	36,901	(1,693)	(1,735)	1,093	841	(227)	17,572

Total increase (decrease) in net assets	3,944	38,991	6,405	12,488	6,885	5,275	1,491	20,071

Net assets at beginning of year	39,158	167	51,546	39,058	24,739	19,464	20,378	307

Net assets at end of year	$43,102	$39,158	$57,951	$51,546	$31,624	$24,739	$21,869	$20,378

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

16

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Calvert Variable Products, Inc.* (1)
	Russell 2000 Small Cap Index		Russell 2000 Small Cap Index		S&P MidCap 400 Index		S&P MidCap 400 Index
	Subaccount		- F Subaccount		Subaccount		- F Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$738	$758	$6	$1	$931	$1,009	$2	$—
Net realized gain (loss) on investments	(4,617)	(43,038)	39	8	(8,879)	(20,725)	(5)	—
Change in unrealized appreciation (depreciation) of investments	37,724	75,467	243	9	37,393	56,765	41	—

Net increase (decrease) in net assets from operations	33,845	33,187	288	18	29,445	37,049	38	—

Contract transactions:
Transfers of net premiums	31,253	52,019	1,556	182	21,582	28,701	103	—
Transfers of surrenders and death benefits	(15,945)	(10,703)	—	—	(11,162)	(12,496)	—	—
Transfers of policy loans	(1,312)	(1,222)	—	—	(1,639)	(3,542)	—	—
Transfers of cost of insurance and other charges	(20,594)	(26,396)	(458)	(77)	(19,049)	(20,599)	(96)	—
Transfers between subaccounts, including Declared Interest Option account	(18,617)	(41,177)	423	205	(13,858)	(8,454)	463	2

Net increase (decrease) in net assets from contract transactions	(25,215)	(27,479)	1,521	310	(24,126)	(16,390)	470	2

Total increase (decrease) in net assets	8,630	5,708	1,809	328	5,319	20,659	508	2

Net assets at beginning of year	145,124	139,416	328	—	129,672	109,013	2	—

Net assets at end of year	$153,754	$145,124	$2,137	$328	$134,991	$129,672	$510	$2

(1)	Formerly known as Summit Mutual Funds, Inc. — Pinnacle Series.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

17

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	COUNTRY Mutual Funds Trust*				Dreyfus Variable Investment Fund*
			COUNTRY Growth				Dreyfus Growth & Income
	Bond Subaccount		Subaccount		Appreciation Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,094	$10,752	$2,552	$1,556	$1,551	$1,447	$270	$241
Net realized gain (loss) on investments	18,437	5,838	(8,510)	(16,570)	(4,792)	(4,695)	(2,124)	(4,167)
Change in unrealized appreciation (depreciation) of investments	(6,763)	4,970	39,353	56,112	14,275	15,703	5,683	8,818

Net increase (decrease) in net assets from operations	22,768	21,560	33,395	41,098	11,034	12,455	3,829	4,892

Contract transactions:
Transfers of net premiums	72,439	89,494	55,533	70,454	20,694	25,369	5,717	9,815
Transfers of surrenders and death benefits	(16,164)	(17,324)	(12,322)	(9,391)	(5,444)	(4,004)	(5,213)	(395)
Transfers of policy loans	(251)	(13,830)	(1,671)	(2,247)	(53)	—	—	—
Transfers of cost of insurance and other charges	(34,118)	(39,111)	(31,200)	(34,384)	(9,849)	(11,462)	(3,465)	(3,932)
Transfers between subaccounts, including Declared Interest Option account	(268,443)	130,636	(2,856)	(6,567)	(1,684)	(4,682)	(51)	(1,551)

Net increase (decrease) in net assets from contract transactions	(246,537)	149,865	7,484	17,865	3,664	5,221	(3,012)	3,937

Total increase (decrease) in net assets	(223,769)	171,425	40,879	58,963	14,698	17,676	817	8,829

Net assets at beginning of year	389,666	218,241	221,527	162,564	68,990	51,314	23,631	14,802

Net assets at end of year	$165,897	$389,666	$262,406	$221,527	$83,688	$68,990	$24,448	$23,631

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

18

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*				DWS Variable Series I*
	International Equity		Opportunistic Small Cap		Global Opportunities		DWS Variable Series II*
	Subaccount		Subaccount (1)		Subaccount		Global Thematic Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,605	$6,757	$322	$525	$50	$16	$1	$1
Net realized gain (loss) on investments	(31,896)	(37,145)	(2,272)	(11,074)	955	158	5	2
Change in unrealized appreciation (depreciation) of investments	48,867	69,962	14,241	18,654	4,558	653	6	12

Net increase (decrease) in net assets from operations	20,576	39,574	12,291	8,105	5,563	827	12	15

Contract transactions:
Transfers of net premiums	57,950	69,729	12,856	16,274	11,480	5,214	14	47
Transfers of surrenders and death benefits	(10,029)	(13,020)	(3,868)	(2,142)	(1,479)	—	—	—
Transfers of policy loans	(2,834)	(3,508)	(249)	(848)	—	—	—	—
Transfers of cost of insurance and other charges	(30,043)	(36,055)	(6,431)	(7,458)	(3,708)	(965)	(16)	(19)
Transfers between subaccounts, including Declared Interest Option account	(32,065)	(8,968)	(2,117)	(4,562)	11,720	3,185	—	—

Net increase (decrease) in net assets from contract transactions	(17,021)	8,178	191	1,264	18,013	7,434	(2)	28

Total increase (decrease) in net assets	3,555	47,752	12,482	9,369	23,576	8,261	10	43

Net assets at beginning of year	209,849	162,097	40,065	30,696	8,515	254	90	47

Net assets at end of year	$213,404	$209,849	$52,547	$40,065	$32,091	$8,515	$100	$90

(1)	Formerly known as Developing Leaders Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

19

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
			High Grade Bond		High Grade Bond - SC
	Blue Chip Subaccount		Subaccount		Subaccount		Managed Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,216	$1,282	$10,041	$7,260	$2,409	$1	$623	$694
Net realized gain (loss) on investments	(2,583)	(5,795)	1,203	(1,230)	21	(1)	(542)	(1,948)
Change in unrealized appreciation (depreciation) of investments	7,578	12,057	4,579	11,101	(1,300)	—	3,872	5,519

Net increase (decrease) in net assets from operations	6,211	7,544	15,823	17,131	1,130	—	3,953	4,265

Contract transactions:
Transfers of net premiums	14,224	16,336	54,172	53,840	11,125	24	8,077	8,849
Transfers of surrenders and death benefits	(1,518)	(3,816)	(3,759)	(7,021)	(10)	—	(197)	(432)
Transfers of policy loans	(67)	(122)	(334)	(2,459)	—	—	—	—
Transfers of cost of insurance and other charges	(8,435)	(9,020)	(30,581)	(25,256)	(4,489)	(22)	(4,649)	(4,295)
Transfers between subaccounts, including Declared Interest Option account	(1,068)	(318)	193,178	7,514	166,463	51	(262)	(4,068)

Net increase (decrease) in net assets from contract transactions	3,136	3,060	212,676	26,618	173,089	53	2,969	54

Total increase (decrease) in net assets	9,347	10,604	228,499	43,749	174,219	53	6,922	4,319

Net assets at beginning of year	52,340	41,736	180,579	136,830	53	—	24,534	20,215

Net assets at end of year	$61,687	$52,340	$409,078	$180,579	$174,272	$53	$31,456	$24,534

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

20

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
			Money Market - SC				Strategic Yield - SC
	Money Market Subaccount		Subaccount		Strategic Yield Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$19	$16	$3	$2	$9,839	$11,222	$—	$1
Net realized gain (loss) on investments	—	—	—	—	602	(7,039)	—	(3)
Change in unrealized appreciation (depreciation) of investments	—	—	—	—	7,981	36,240	—	—

Net increase (decrease) in net assets from operations	19	16	3	2	18,422	40,423	—	(2)

Contract transactions:
Transfers of net premiums	3,991	5,194	2,144	2,328	36,039	50,075	—	—
Transfers of surrenders and death benefits	(978)	(1,922)	—	—	(7,227)	(13,783)	—	—
Transfers of policy loans	(16)	(669)	—	—	(4,176)	(3,067)	—	—
Transfers of cost of insurance and other charges	(2,133)	(2,808)	(556)	(806)	(22,080)	(27,145)	—	(12)
Transfers between subaccounts, including Declared Interest Option account	119	(428)	(4,831)	1,716	(18,082)	(34,618)	—	14

Net increase (decrease) in net assets from contract transactions	983	(633)	(3,243)	3,238	(15,526)	(28,538)	—	2

Total increase (decrease) in net assets	1,002	(617)	(3,240)	3,240	2,896	11,885	—	—

Net assets at beginning of year	14,067	14,684	3,240	—	173,542	161,657	—	—

Net assets at end of year	$15,069	$14,067	$—	$3,240	$176,438	$173,542	$—	$—

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

21

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	EquiTrust Variable
	Insurance Series Fund*		Fidelity® Variable Insurance Products Funds*
	Value Growth - SC						Disciplined Small Cap - SC2
	Subaccount		Contrafund Subaccount		Contrafund - SC2 Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$7,690	$6,250	$1,304	$485	$—	$—
Net realized gain (loss) on investments	4	1	(42,879)	(119,201)	2,294	685	11	2
Change in unrealized appreciation (depreciation) of investments	4	2	131,749	249,005	14,525	7,355	32	9

Net increase (decrease) in net assets from operations	8	3	96,560	136,054	18,123	8,525	43	11

Contract transactions:
Transfers of net premiums	51	—	153,866	178,544	40,372	13,594	111	71
Transfers of surrenders and death benefits	—	—	(42,930)	(25,813)	(2,786)	—	—	—
Transfers of policy loans	—	—	(15,087)	(6,141)	—	—	—	—
Transfers of cost of insurance and other charges	(32)	(8)	(78,503)	(84,940)	(11,905)	(3,062)	(55)	(27)
Transfers between subaccounts, including Declared Interest Option account	—	31	47,283	(42,756)	48,434	32,912	(3)	37

Net increase (decrease) in net assets from contract transactions	19	23	64,629	18,894	74,115	43,444	53	81

Total increase (decrease) in net assets	27	26	161,189	154,948	92,238	51,969	96	92

Net assets at beginning of year	26	—	521,585	366,637	52,433	464	140	48

Net assets at end of year	$53	$26	$682,774	$521,585	$144,671	$52,433	$236	$140

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

22

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
					Fidelity Growth & Income		High Income - SC2
	Growth Subaccount		Growth - SC2 Subaccount		Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$185	$227	$—	$—	$230	$283	$2,444	$2,707
Net realized gain (loss) on investments	(4,821)	(8,153)	41	2	(1,404)	(8,858)	2,848	195
Change in unrealized appreciation (depreciation) of investments	19,078	21,061	228	2	5,614	14,671	(714)	2,249

Net increase (decrease) in net assets from operations	14,442	13,135	269	4	4,440	6,096	4,578	5,151

Contract transactions:
Transfers of net premiums	18,549	22,118	2,001	106	8,155	9,526	8,894	4,838
Transfers of surrenders and death benefits	(4,752)	(7,187)	—	—	(1,634)	(1,323)	(3)	—
Transfers of policy loans	(664)	(539)	—	—	(195)	—	—	—
Transfers of cost of insurance and other charges	(9,365)	(10,523)	(715)	(42)	(5,105)	(5,626)	(2,753)	(1,074)
Transfers between subaccounts, including Declared Interest Option account	(1,564)	(1,937)	79	57	(136)	(4,244)	(16,424)	29,734

Net increase (decrease) in net assets from contract transactions	2,204	1,932	1,365	121	1,085	(1,667)	(10,286)	33,498

Total increase (decrease) in net assets	16,646	15,067	1,634	125	5,525	4,429	(5,708)	38,649

Net assets at beginning of year	57,908	42,841	125	—	29,117	24,688	38,817	168

Net assets at end of year	$74,554	$57,908	$1,759	$125	$34,642	$29,117	$33,109	$38,817

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

23

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	Index 500 Subaccount		Index 500 - SC2 Subaccount		Mid-Cap - SC2 Subaccount		Overseas Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$9,388	$11,970	$810	$977	$260	$868	$1,318	$2,034
Net realized gain (loss) on investments	(59,509)	(43,822)	7,547	597	2,133	(69,663)	(4,025)	(42,390)
Change in unrealized appreciation (depreciation) of investments	121,103	149,391	(1,875)	6,282	54,222	134,874	15,780	66,584

Net increase (decrease) in net assets from operations	70,982	117,539	6,482	7,856	56,615	66,079	13,073	26,228

Contract transactions:
Transfers of net premiums	108,878	133,778	25,019	15,652	51,845	72,954	29,367	46,323
Transfers of surrenders and death benefits	(31,519)	(36,409)	(1,004)	—	(29,766)	(18,185)	(16,270)	(2,008)
Transfers of policy loans	(6,023)	(18,402)	—	—	(3,640)	(5,202)	(951)	(680)
Transfers of cost of insurance and other charges	(66,791)	(74,412)	(8,107)	(3,052)	(31,807)	(39,918)	(15,650)	(22,026)
Transfers between subaccounts, including Declared Interest Option account	(96,848)	8,002	(26,520)	33,558	(17,828)	(57,050)	(14,713)	(39,068)

Net increase (decrease) in net assets from contract transactions	(92,303)	12,557	(10,612)	46,158	(31,196)	(47,401)	(18,217)	(17,459)

Total increase (decrease) in net assets	(21,321)	130,096	(4,130)	54,014	25,419	18,678	(5,144)	8,769

Net assets at beginning of year	539,194	409,098	54,597	583	213,349	194,671	108,051	99,282

Net assets at end of year	$517,873	$539,194	$50,467	$54,597	$238,768	$213,349	$102,907	$108,051

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

24

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Fidelity® Variable
	Insurance Products
	Funds*		Franklin Templeton Variable Insurance Products Trust*
	Fidelity Real Estate - SC2		Franklin Real Estate		Franklin Small Cap Value		Franklin Small-Mid Cap
	Subaccount		Subaccount		Securities Subaccount		Growth Securities Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$324	$452	$4,361	$13,870	$1,625	$2,415	$—	$—
Net realized gain (loss) on investments	7,738	1,113	(18,435)	(69,836)	(9,085)	(22,887)	(3,809)	(9,885)
Change in unrealized appreciation (depreciation) of investments	(757)	6,299	41,831	81,175	64,705	63,581	19,664	27,977

Net increase (decrease) in net assets from operations	7,305	7,864	27,757	25,209	57,245	43,109	15,855	18,092

Contract transactions:
Transfers of net premiums	10,284	5,056	38,362	54,825	69,248	70,892	14,933	19,250
Transfers of surrenders and death benefits	(692)	—	(13,789)	(6,523)	(10,007)	(8,889)	(7,123)	(2,822)
Transfers of policy loans	—	—	(1,038)	(563)	(1,834)	(162)	(2,527)	(390)
Transfers of cost of insurance and other charges	(3,356)	(1,022)	(19,731)	(22,394)	(32,754)	(31,954)	(8,989)	(10,086)
Transfers between subaccounts, including Declared Interest Option account	(11,975)	12,638	(26,562)	(7,004)	(6,896)	(68)	(2,136)	(3,004)

Net increase (decrease) in net assets from contract transactions	(5,739)	16,672	(22,758)	18,341	17,757	29,819	(5,842)	2,948

Total increase (decrease) in net assets	1,566	24,536	4,999	43,550	75,002	72,928	10,013	21,040

Net assets at beginning of year	24,761	225	141,862	98,312	190,828	117,900	61,915	40,875

Net assets at end of year	$26,327	$24,761	$146,861	$141,862	$265,830	$190,828	$71,928	$61,915

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

25

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*
	Franklin U.S. Government		Mutual Shares Securities		Templeton Global Bond		Templeton Growth Securities
	Subaccount		Subaccount		Securities Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,971	$2,282	$1,108	$1,051	$9	$—	$697	$1,294
Net realized gain (loss) on investments	504	2,117	(6,032)	(9,257)	2	—	(7,501)	(8,128)
Change in unrealized appreciation (depreciation) of investments	587	(2,496)	12,415	21,048	64	2	10,309	19,298

Net increase (decrease) in net assets from operations	3,062	1,903	7,491	12,842	75	2	3,505	12,464

Contract transactions:
Transfers of net premiums	15,148	18,207	25,513	24,731	1,471	—	12,616	16,546
Transfers of surrenders and death benefits	(2,154)	(18,342)	(3,094)	—	—	—	(4,603)	(1,848)
Transfers of policy loans	(1,725)	—	(5,525)	(737)	—	—	(54)	—
Transfers of cost of insurance and other charges	(8,164)	(10,414)	(11,508)	(11,164)	(395)	(8)	(6,464)	(7,497)
Transfers between subaccounts, including
Declared Interest Option account	1,230	(11,812)	(1,437)	(1,016)	385	32	(2,836)	(3,650)

Net increase (decrease) in net assets from contract transactions	4,335	(22,361)	3,949	11,814	1,461	24	(1,341)	3,551

Total increase (decrease) in net assets	7,397	(20,458)	11,440	24,656	1,536	26	2,164	16,015

Net assets at beginning of year	55,769	76,227	66,294	41,638	26	—	52,349	36,334

Net assets at end of year	$63,166	$55,769	$77,734	$66,294	$1,562	$26	$54,513	$52,349

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

26

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	J.P. Morgan Insurance Trust*
					Mid Cap Growth Subaccount
	Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount		(1)		Mid-Cap Value Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$—	$3	$—	$—	$—	$1,660	$2,657
Net realized gain (loss) on investments	—	—	14	3	17	2	(6,484)	(27,351)
Change in unrealized appreciation (depreciation) of investments	14	—	42	4	146	15	34,700	53,345

Net increase (decrease) in net assets from operations	14	—	59	7	163	17	29,876	28,651

Contract transactions:
Transfers of net premiums	166	—	480	134	769	47	36,882	48,282
Transfers of surrenders and death benefits	—	—	—	—	—	—	(13,935)	(13,364)
Transfers of policy loans	—	—	—	—	—	—	(4,218)	(3,068)
Transfers of cost of insurance and other charges	(76)	—	(202)	(62)	(256)	(19)	(21,031)	(23,758)
Transfers between subaccounts, including
Declared Interest Option account	28	—	—	58	255	—	(3,234)	(14,833)

Net increase (decrease) in net assets from contract transactions	118	—	278	130	768	28	(5,536)	(6,741)

Total increase (decrease) in net assets	132	—	337	137	931	45	24,340	21,910

Net assets at beginning of year	—	—	137	—	92	47	130,182	108,272

Net assets at end of year	$132	$—	$474	$137	$1,023	$92	$154,522	$130,182

(1)	Formerly known as Diversified Mid-Cap Growth Subaccount.

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

27

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*
			Small Cap Core - CL2				New America Growth
	Small Cap Core Subaccount		Subaccount		Equity Income Subaccount		Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$—	$879	$—	$36	$7,748	$4,749	$96	$—
Net realized gain (loss) on investments	(11,500)	(24,276)	3,761	312	(9,540)	(50,235)	(828)	(3,712)
Change in unrealized appreciation (depreciation) of investments	54,460	53,615	4,827	4,127	62,927	105,731	9,717	20,077

Net increase (decrease) in net assets from operations	42,960	30,218	8,588	4,475	61,135	60,245	8,985	16,365

Contract transactions:
Transfers of net premiums	34,397	31,046	16,009	8,085	109,597	107,495	12,697	13,229
Transfers of surrenders and death benefits	(8,180)	(8,346)	(1,413)	—	(17,002)	(9,402)	(3,615)	(8,210)
Transfers of policy loans	(739)	(6,388)	—	—	(2,197)	(743)	(390)	(1,073)
Transfers of cost of insurance and other charges	(21,581)	(19,088)	(5,195)	(1,536)	(49,812)	(43,755)	(6,965)	(7,227)
Transfers between subaccounts, including
Declared Interest Option account	(12,295)	39,132	(3,129)	17,528	85,608	22,660	(857)	(902)

Net increase (decrease) in net assets from contract transactions	(8,398)	36,356	6,272	24,077	126,194	76,255	870	(4,183)

Total increase (decrease) in net assets	34,562	66,574	14,860	28,552	187,329	136,500	9,855	12,182

Net assets at beginning of year	161,369	94,795	28,832	280	324,168	187,668	44,833	32,651

Net assets at end of year	$195,931	$161,369	$43,692	$28,832	$511,497	$324,168	$54,688	$44,833

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

28

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)

	T. Rowe Price		T. Rowe Price
	Equity Series, Inc.*		International Series, Inc.*
	Personal Strategy Balanced
	Subaccount		International Stock Subaccount
	Year ended December 31		Year ended December 31
	2010	2009	2010	2009

Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,443	$2,563	$2,528	$4,429
Net realized gain (loss) on investments	(3,385)	(32,086)	(13,951)	(20,408)
Change in unrealized appreciation (depreciation) of investments	18,694	60,771	47,327	67,980

Net increase (decrease) in net assets from operations	18,752	31,248	35,904	52,001

Contract transactions:
Transfers of net premiums	44,255	46,180	61,063	41,285
Transfers of surrenders and death benefits	(11,692)	(4,907)	(16,260)	(6,999)
Transfers of policy loans	(7,352)	(3,444)	(1,788)	(2,782)
Transfers of cost of insurance and other charges	(18,669)	(22,090)	(29,083)	(18,934)
Transfers between subaccounts, including
Declared Interest Option account	(904)	(28,961)	50,207	68,173

Net increase (decrease) in net assets from contract transactions	5,638	(13,222)	64,139	80,743

Total increase (decrease) in net assets	24,390	18,026	100,043	132,744

Net assets at beginning of year	137,188	119,162	197,971	65,227

Net assets at end of year	$161,578	$137,188	$298,014	$197,971

*	Fund family name provided for clarity. Please see Note 1.
See accompanying notes.

29

COUNTRY Investors Variable Life Account
Notes to Financial Statements
December 31, 2010
1. Organization and Significant Accounting Policies
Organization
COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation — Division of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company.
At the direction of eligible policy owners, the Account invests in fifty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
Inflation Protection Bond	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Vista	VP VistaSM Fund

Calvert Variable Products, Inc.: (1)
EAFE International Index — F	EAFE International Index Portfolio — Class F
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
Russell 2000 Small Cap Index — F	Russell 2000 Small Cap Index Portfolio — Class F
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
S&P MidCap 400 Index — F	S&P MidCap 400 Index Portfolio — Class F

COUNTRY Mutual Funds Trust:
Bond	COUNTRY VP Bond Fund
COUNTRY Growth	COUNTRY VP Growth Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio — Initial Share Class
Dreyfus Growth & Income	VIF Growth and Income Portfolio — Initial Share Class
International Equity	VIF International Equity Portfolio — Initial Share Class
Opportunistic Small Cap (2)	VIF Opportunistic Small Cap Portfolio — Initial Share Class (2)

DWS Variable Series I:
Global Opportunities	DWS Global Opportunities VIP — Class A

DWS Variable Series II:
Global Thematic	DWS Global Thematic VIP — Class A

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio — Initial Class
Blue Chip — SC (3)	Blue Chip Portfolio — Service Class
High Grade Bond	High Grade Bond Portfolio — Initial Class
High Grade Bond — SC	High Grade Bond Portfolio — Service Class
Managed	Managed Portfolio — Initial Class
Managed — SC (3)	Managed Portfolio — Service Class
Money Market	Money Market Portfolio — Initial Class
Money Market — SC	Money Market Portfolio — Service Class

30

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
EquiTrust Variable Insurance Series Fund (continued):
Strategic Yield	Strategic Yield Portfolio — Initial Class
Strategic Yield — SC (3)	Strategic Yield Portfolio — Service Class
Value Growth — SC	Value Growth Portfolio — Service Class

Fidelity® Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio — Initial Class
Contrafund — SC2	VIP Contrafund® Portfolio — Service Class 2
Disciplined Small Cap — SC2	VIP Disciplined Small Cap — Service Class 2
Growth	VIP Growth Portfolio — Initial Class
Growth — SC2	VIP Growth Portfolio — Service Class 2
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
High Income — SC2	VIP High Income Portfolio — Service Class 2
Index 500	VIP Index 500 Portfolio — Initial Class
Index 500 — SC2	VIP Index 500 Portfolio — Service Class 2
Mid-Cap — SC2	VIP Mid Cap Portfolio — Service Class 2
Overseas	VIP Overseas Portfolio — Initial Class
Fidelity Real Estate — SC2	VIP Real Estate Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Global Real Estate Securities Fund — Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund — Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund — Class 2
Franklin U.S. Government	Franklin U.S. Government Fund — Class 2
Mutual Shares Securities	Mutual Shares Securities Fund — Class 2
Templeton Global Bond Securities	Templeton Global Bond Securities Fund — Class 2
Templeton Growth Securities	Templeton Growth Securities Fund — Class 2

J.P. Morgan Insurance Trust:
Intrepid Growth	Intrepid Growth Portfolio — Class 1
Intrepid Mid Cap	Intrepid Mid Cap Portfolio — Class 1
Mid Cap Growth (4)	Mid Cap Growth Portfolio — Class 1 (4)
Mid-Cap Value	Mid Cap Value Portfolio — Class 1
Small Cap Core	Small Cap Core Portfolio — Class 1
Small Cap Core — CL2	Small Cap Core Portfolio — Class 2

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	Formerly Summit Mutual Funds, Inc. — Pinnacle Series. Effective April 30, 2010, the fund group’s name changed.

(2)	Formerly VIF Developing Leaders Portfolio. Effective April 19, 2010, the fund’s name changed.

(3)	Subaccounts commenced operations November 1, 2008; however, remained inactive through December 31, 2010.

(4)	Formerly Diversified Mid-Cap Growth Portfolio — Class 1. Effective May 1, 2010, the fund’s name changed.

31

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
1. Organization and Significant Accounting Policies (continued)
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.
Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.
Investments
Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.
The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:
Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)
At December 31, 2010, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1.
Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.
Use of Estimates in the Preparation of Financial Statements
The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.
Amounts Due To/Due From COUNTRY Investors Life Assurance Company
The amounts due to or from COUNTRY Investors Life Assurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

32

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
2. Expense Charges and Related Party Transactions
Paid to the Company
The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.
Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. (For policies issued prior to November 1, 2008, premiums are reduced by an amount not to exceed 6% of each premium payment up to the target premium, as defined in the prospectus, and 2% of each premium payment in excess of the target premium in the first year only.) The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.
Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $10 is assessed during the first policy year and $6 each month in each subsequent policy year.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.
Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. Surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus. (For policies issued prior to November 1, 2008, surrender charges are applicable for the first ten policy years.)
Paid to Affiliates
Investment advisory fees are paid indirectly to COUNTRY Trust Bank (the “Advisor”), as affiliate of the Company, which provides investment advisory services for the COUNTRY Mutual Funds Trust. The funds pay the Advisor at the following annual percentage rates of the average daily net assets of each fund: Bond Fund-0.50% and Growth Fund-0.75%. These fees are accrued daily and paid to the Advisor monthly.
3. Federal Income Taxes
The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

33

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investment Securities
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2010:

	Cost of	Proceeds
Subaccount	Purchases	from Sales
American Century Variable Portfolios, Inc.:
Inflation Protection Bond	$15,827	$13,286
Ultra	8,809	10,245
Vista	6,239	5,146

Calvert Variable Products, Inc.:
EAFE International Index — F	17,195	17,130
Russell 2000 Small Cap Index	24,686	49,163
Russell 2000 Small Cap Index — F	2,009	482
S&P MidCap 400 Index	17,208	40,403
S&P MidCap 400 Index — F	562	90

COUNTRY Mutual Funds Trust:
Bond	82,743	317,550
COUNTRY Growth	46,591	36,555

Dreyfus Variable Investment Fund:
Appreciation	18,192	12,977
Dreyfus Growth & Income	4,974	7,716
International Equity	61,489	74,905
Opportunistic Small Cap	10,625	10,112

DWS Variable Series I:
Global Opportunities	21,798	3,735

DWS Variable Series II:
Global Thematic	15	16

EquiTrust Variable Insurance Series Fund:
Blue Chip	13,420	9,068
High Grade	255,774	33,057
High Grade — SC	178,630	3,132
Managed	8,201	4,609
Money Market	3,455	2,453
Money Market — SC	2,084	5,324
Strategic Yield	39,405	45,092
Value Growth — SC	52	33

34

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investment Securities (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Fidelity® Variable Insurance Products Funds:
Contrafund	$180,017	$107,417
Contrafund — SC2	85,254	9,774
Disciplined Small Cap — SC2	113	60
Growth	15,872	13,264
Growth — SC2	2,085	716
Fidelity Growth & Income	6,980	5,665
High Income — SC2	13,702	21,544
Index 500	106,656	179,314
Index 500 — SC2	35,546	44,235
Mid-Cap — SC2	37,929	68,140
Overseas	26,082	42,801
Fidelity Real Estate — SC2	12,738	18,153

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	33,920	52,317
Franklin Small Cap Value Securities	62,956	43,574
Franklin Small-Mid Cap Growth Securities	9,939	15,781
Franklin U.S. Government	16,934	10,628
Mutual Shares Securities	24,585	19,528
Templeton Global Bond Securities	1,868	396
Templeton Growth Securities	12,101	12,745

J.P. Morgan Insurance Trust:
Intrepid Growth	189	71
Intrepid Mid Cap	499	218
Mid Cap Growth	1,009	241
Mid-Cap Value	31,640	35,516
Small Cap Core	38,424	46,822
Small Cap Core — CL2	20,860	14,588

T. Rowe Price Equity Series, Inc.:
Equity Income	185,002	51,060
New America Growth	11,832	9,763
Personal Strategy Balanced	39,632	30,551

T. Rowe Price International Series, Inc.:
International Stock	102,310	34,800

35

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
5. Summary of Changes from Unit Transactions
Transactions in units of each subaccount were as follows for the years ended December 31, 2010 and 2009:

	Year Ended December 31,
	2010			2009
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
American Century Variable Portfolios, Inc.:
Inflation Protection Bond	1,327	1,167	160	3,631	78	3,553
Ultra	826	988	(162)	1,256	1,353	(97)
Vista	482	415	67	873	797	76

Calvert Variable Products, Inc.:
EAFE International Index — F	1,294	1,283	11	1,579	111	1,468
Russell 2000 Small Cap Index	2,044	4,175	(2,131)	4,799	7,633	(2,834)
Russell 2000 Small Cap Index — F	153	38	115	33	5	28
S&P MidCap 400 Index	1,176	2,960	(1,784)	2,264	3,769	(1,505)
S&P MidCap 400 Index — F	51	9	42	—	—	—

COUNTRY Mutual Funds Trust:
Bond	5,429	23,834	(18,405)	17,863	5,668	12,195
COUNTRY Growth	3,840	3,221	619	6,130	4,273	1,857

Dreyfus Variable Investment Fund:
Appreciation	1,357	1,056	301	2,064	1,552	512
Dreyfus Growth & Income	420	702	(282)	986	559	427
International Equity	4,121	5,224	(1,103)	5,757	5,285	472
Opportunistic Small Cap	1,198	1,198	—	2,066	1,893	173

DWS Variable Series I:
Global Opportunities	1,307	215	1,092	577	49	528

DWS Variable Series II:
Global Thematic	1	1	—	3	2	1

EquiTrust Variable Insurance Series Fund:
Blue Chip	1,091	807	284	1,494	1,209	285
High Grade Bond	17,941	2,454	15,487	5,332	3,182	2,150
High Grade Bond — SC	16,441	290	16,151	11	6	5
Managed	572	350	222	746	698	48
Money Market	298	213	85	432	487	(55)
Money Market — SC	208	532	(324)	401	77	324
Strategic Yield	2,065	3,155	(1,090)	4,165	6,245	(2,080)
Strategic Yield — SC	—	—	—	5	5	—
Value Growth — SC	5	3	2	3	1	2

36

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
5. Summary of Changes from Unit Transactions (continued)

	Year Ended December 31,
	2010			2009
			Net Increase			Net Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)
Fidelity® Variable Insurance Products Funds:
Contrafund	12,368	7,843	4,525	13,128	11,344	1,784
Contrafund — SC2	5,834	670	5,164	4,004	252	3,752
Disciplined Small Cap — SC2	8	4	4	8	2	6
Growth	1,530	1,307	223	2,433	2,124	309
Growth — SC2	186	64	122	16	4	12
Fidelity Growth & Income	602	507	95	960	1,169	(209)
High Income — SC2	731	1,405	(674)	2,765	83	2,682
Index 500	7,739	15,930	(8,191)	14,608	12,651	1,957
Index 500 — SC2	2,596	3,440	(844)	4,527	245	4,282
Mid-Cap — SC2	2,149	3,924	(1,775)	4,903	8,674	(3,771)
Overseas	1,917	3,239	(1,322)	3,663	5,023	(1,360)
Fidelity Real Estate — SC2	738	1,047	(309)	2,002	331	1,671

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	3,089	5,364	(2,275)	7,682	4,925	2,757
Franklin Small Cap Value Securities	4,378	3,088	1,290	6,900	3,887	3,013
Franklin Small-Mid Cap Growth Securities	800	1,285	(485)	1,681	1,399	282
Franklin U.S. Government	1,130	800	330	1,239	3,019	(1,780)
Mutual Shares Securities	1,872	1,572	300	2,383	1,234	1,149
Templeton Global Bond Securities — CL2	160	34	126	3	1	2
Templeton Growth Securities	1,022	1,163	(141)	1,568	1,150	418

J.P. Morgan Insurance Trust:
Intrepid Growth	19	7	12	—	—	—
Intrepid Mid Cap	36	16	20	17	6	11
Mid Cap Growth	64	15	49	3	2	1
Mid-Cap Value	2,178	2,572	(394)	3,538	4,085	(547)
Small Cap Core	3,023	3,645	(622)	7,202	3,327	3,875
Small Cap Core — CL2	1,428	1,007	421	2,254	117	2,137

T. Rowe Price Equity Series, Inc.:
Equity Income	14,904	4,318	10,586	15,058	7,291	7,767
New America Growth	805	737	68	959	1,279	(320)
Personal Strategy Balanced	2,693	2,315	378	4,039	5,599	(1,560)

T. Rowe Price International Series, Inc.:
International Stock	7,216	2,557	4,659	9,899	2,540	7,359

37

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values
The following summarizes units outstanding, unit values, and net assets at December 31, 2010, 2009, 2008, 2007, and 2006, and investment income ratios, expense ratios, and total return ratios for the period then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)
American Century Variable Portfolios, Inc.:
Inflation Protection Bond:
2010	3,730	$11.56	$43,102	1.86%	—%	5.38%
2009	3,570	10.97	39,158	3.08	—	10.47
2008 (4)	17	9.93	167	—	—	(0.70)
Ultra:
2010	4,971	11.66	57,951	0.49	—	16.14
2009	5,133	10.04	51,546	0.27	—	34.40
2008	5,230	7.47	39,058	—	—	(41.46)
2007	4,778	12.76	60,975	—	—	20.95
2006	3,548	10.55	37,419	—	—	(3.21)
Vista:
2010	2,159	14.65	31,624	—	—	23.94
2009	2,092	11.82	24,739	—	—	22.49
2008	2,016	9.65	19,464	—	—	(48.64)
2007	1,861	18.79	34,968	—	—	39.81
2006	1,248	13.44	16,774	—	—	9.00

Calvert Variable Products, Inc. (5):
EAFE International Index — F:
2010	1,508	14.50	21,869	1.31	—	6.54
2009	1,497	13.61	20,378	2.13	—	27.43
2008 (4)	29	10.68	307	—	—	6.80
Russell 2000 Small Cap Index:
2010	11,213	13.71	153,754	0.51	—	26.01
2009	13,344	10.88	145,124	0.56	—	26.22
2008	16,178	8.62	139,416	2.06	—	(33.95)
2007	12,130	13.05	158,292	0.53	—	(2.17)
2006	7,969	13.34	106,324	0.49	—	17.53
Russell 2000 Small Cap Index — F:
2010	143	14.94	2,137	0.53	—	25.86
2009 (6)	28	11.87	328	1.69	—	18.70
S&P MidCap 400 Index:
2010	8,489	15.90	134,991	0.73	—	25.99
2009	10,273	12.62	129,672	0.87	—	36.29
2008	11,778	9.26	109,013	2.18	—	(36.62)
2007	12,431	14.61	181,565	0.77	—	7.43
2006	8,711	13.60	118,479	0.68	—	9.68

38

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)
Calvert Variable Products, Inc. (5)(continued):
S&P MidCap 400 Index — F:
2010	42	$12.04	$510	0.65%	—%	22.48%
2009 (6)	—	9.83	2	—	—	(1.70)

COUNTRY Mutual Funds Trust:
Bond:
2010	12,412	13.37	165,897	3.52	—	5.78
2009	30,817	12.64	389,666	3.68	—	7.85
2008	18,622	11.72	218,241	4.15	—	3.35
2007	12,866	11.34	145,899	4.22	—	7.18
2006	9,746	10.58	103,065	3.99	—	3.42
COUNTRY Growth:
2010	20,537	12.78	262,406	1.11	—	14.93
2009	19,918	11.12	221,527	0.86	—	23.56
2008	18,061	9.00	162,564	1.27	—	(30.93)
2007	15,786	13.03	205,707	1.06	—	6.89
2006	11,974	12.19	145,989	1.63	—	10.82

Dreyfus Variable Investment Fund:
Appreciation:
2010	6,096	13.73	83,688	2.13	—	15.38
2009	5,795	11.90	68,990	2.55	—	22.55
2008	5,283	9.71	51,314	1.92	—	(29.59)
2007	4,205	13.79	57,982	1.31	—	7.15
2006	3,500	12.87	45,050	1.22	—	16.47
Dreyfus Growth & Income:
2010	1,926	12.69	24,448	1.18	—	18.60
2009	2,208	10.70	23,631	1.33	—	28.76
2008	1,781	8.31	14,802	0.72	—	(40.39)
2007	1,291	13.94	18,000	0.76	—	8.40
2006	1,641	12.86	21,101	0.78	—	14.51
International Equity:
2010	13,458	15.86	213,404	1.72	—	10.06
2009	14,561	14.41	209,849	3.86	—	25.20
2008	14,089	11.51	162,097	1.60	—	(42.19)
2007	10,113	19.91	201,367	1.35	—	17.12
2006	5,699	17.00	96,902	0.58	—	23.28
Opportunistic Small Cap (7):
2010	5,033	10.44	52,547	0.73	—	31.16
2009	5,033	7.96	40,065	1.60	—	25.95
2008	4,860	6.32	30,696	0.87	—	(37.55)
2007	4,097	10.12	41,468	0.71	—	(11.07)
2006	4,615	11.38	52,514	0.32	—	3.74

39

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)
DWS Variable Series I:
Global Opportunities:
2010	1,644	$19.52	$32,091	0.28%	—%	26.67%
2009	552	15.41	8,515	0.70	—	48.17
2008 (4)	24	10.40	254	—	—	4.00

DWS Variable Series II:
Global Thematic:
2010	6	16.96	100	1.19	—	13.67
2009	6	14.92	90	2.17	—	43.88
2008 (4)	5	10.37	47	—	—	3.70

EquiTrust Variable Insurance Series Fund:
Blue Chip:
2010	5,085	12.13	61,687	2.20	—	11.28
2009	4,801	10.90	52,340	3.01	—	17.97
2008	4,516	9.24	41,736	2.67	—	(30.32)
2007	5,825	13.26	77,256	1.39	—	6.42
2006	3,239	12.46	40,350	1.69	—	17.44
High Grade:
2010	29,622	13.81	409,078	3.85	—	8.06
2009	14,135	12.78	180,579	4.73	—	11.91
2008	11,985	11.42	136,830	5.00	—	(1.55)
2007	9,042	11.60	104,873	5.26	—	5.45
2006	4,478	11.00	49,240	5.07	—	4.86
High Grade — SC:
2010	16,156	10.79	174,272	3.49	—	8.12
2009 (6)	5	9.98	53	5.56	—	(0.20)
Managed:
2010	2,170	14.49	31,456	2.30	—	15.00
2009	1,948	12.60	24,534	2.99	—	18.42
2008	1,900	10.64	20,215	3.31	—	(19.94)
2007	1,452	13.29	19,289	2.32	—	5.90
2006	778	12.55	9,763	1.25	—	11.95
Money Market:
2010	1,309	11.51	15,069	0.13	—	0.09
2009	1,224	11.50	14,067	0.11	—	0.17
2008	1,279	11.48	14,684	1.91	—	1.86
2007	1,498	11.27	16,882	4.62	—	4.74
2006	399	10.76	4,292	4.40	—	4.36

40

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

EquiTrust Variable Insurance Series Fund (continued):
Money Market — SC:
2010	—	$10.02	$—	0.13%	—%	0.10%
2009 (6)	324	10.01	3,240	0.08	—	0.10
Strategic Yield:
2010	11,977	14.73	176,438	5.57	—	10.92
2009	13,067	13.28	173,542	6.40	—	24.46
2008	15,147	10.67	161,657	6.30	—	(11.08)
2007	12,743	12.00	152,949	6.15	—	3.54
2006	6,411	11.59	74,306	6.01	—	6.82
Strategic Yield — SC:
2010	—	—	—	—	—	—
2009 (6)	—	—	—	11.11	—	(5.10)
Value Growth — SC:
2010	4	12.89	53	—	—	14.27
2009 (6)	2	11.28	26	—	—	12.80

Fidelity® Variable Insurance Products Funds:
Contrafund:
2010	43,274	15.78	682,774	1.36	—	17.24
2009	38,749	13.46	521,585	1.47	—	35.69
2008	36,965	9.92	366,637	1.18	—	(42.49)
2007	29,573	17.25	510,245	1.08	—	17.59
2006	21,570	14.67	316,490	1.31	—	11.73
Contrafund — SC2:
2010	8,961	16.14	144,671	1.54	—	16.87
2009	3,797	13.81	52,433	2.17	—	35.53
2008 (4)	45	10.19	464	3.03	—	1.90
Disciplined Small Cap — SC2:
2010	15	16.03	236	—	—	25.04
2009	11	12.82	140	—	—	21.98
2008 (4)	5	10.51	48	—	—	5.10
Growth:
2010	6,284	11.86	74,554	0.29	—	24.19
2009	6,061	9.55	57,908	0.46	—	28.19
2008	5,752	7.45	42,841	0.93	—	(47.16)
2007	4,971	14.10	70,075	0.74	—	27.03
2006	3,890	11.10	43,188	0.27	—	6.83
Growth — SC2:
2010	134	13.11	1,759	—	—	23.80
2009 (6)	12	10.59	125	—	—	5.90

41

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Fidelity® Variable Insurance Products Funds (continued):
Fidelity Growth & Income:
2010	2,754	$12.58	$34,642	0.76%	—%	14.89%
2009	2,659	10.95	29,117	1.13	—	27.18
2008	2,868	8.61	24,688	1.29	—	(41.71)
2007	2,657	14.77	39,228	1.84	—	12.15
2006	1,841	13.17	24,248	0.71	—	13.14
High Income — SC2:
2010	2,025	16.35	33,109	6.65	—	13.70
2009	2,699	14.38	38,817	14.62	—	43.37
2008 (4)	17	10.03	168	—	—	0.30
Index 500:
2010	41,458	12.49	517,873	1.79	—	15.01
2009	49,649	10.86	539,194	2.62	—	26.57
2008	47,692	8.58	409,098	2.53	—	(36.96)
2007	39,641	13.61	539,699	3.81	—	5.42
2006	23,274	12.91	300,522	1.35	—	15.68
Index 500 — SC2:
2010	3,497	14.43	50,467	1.46	—	14.71
2009	4,341	12.58	54,597	4.25	—	26.31
2008 (4)	59	9.96	583	4.76	—	(0.40)
Mid-Cap — SC2:
2010	11,927	20.02	238,768	0.12	—	28.58
2009	13,702	15.57	213,349	0.43	—	39.77
2008	17,473	11.14	194,671	0.25	—	(39.62)
2007	15,081	18.45	278,209	0.50	—	15.38
2006	11,321	15.99	181,083	0.10	—	12.37
Overseas:
2010	7,045	14.61	102,907	1.33	—	13.17
2009	8,367	12.91	108,051	2.00	—	26.44
2008	9,727	10.21	99,282	3.96	—	(43.78)
2007	4,478	18.16	81,334	3.94	—	17.31
2006	1,898	15.48	29,380	0.57	—	18.08
Fidelity Real Estate — SC2:
2010	1,383	19.03	26,327	1.23	—	30.08
2009	1,692	14.63	24,761	4.16	—	37.37
2008 (4)	21	10.65	225	9.09	—	6.50

42

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2010	13,501	$10.88	$146,861	3.04%	—%	21.02%
2009	15,776	8.99	141,862	12.71	—	19.07
2008	13,019	7.55	98,312	0.95	—	(42.41)
2007	8,629	13.11	113,105	2.26	—	(20.83)
2006	6,553	16.56	108,537	1.97	—	20.52
Franklin Small Cap Value Securities:
2010	16,206	16.40	265,830	0.75	—	28.23
2009	14,916	12.79	190,828	1.64	—	29.06
2008	11,903	9.91	117,900	1.06	—	(33.00)
2007	9,080	14.79	134,269	0.65	—	(2.38)
2006	8,960	15.15	135,731	0.64	—	16.99
Franklin Small-Mid Cap Growth Securities:
2010	4,916	14.63	71,928	—	—	27.66
2009	5,401	11.46	61,915	—	—	43.61
2008	5,119	7.98	40,875	—	—	(42.55)
2007	5,652	13.89	78,479	—	—	11.30
2006	4,253	12.48	53,082	—	—	8.71
Franklin U.S. Government:
2010	4,680	13.50	63,166	3.26	—	5.30
2009	4,350	12.82	55,769	3.59	—	3.14
2008	6,130	12.43	76,227	4.86	—	7.53
2007	4,849	11.56	56,042	4.50	—	6.64
2006	3,855	10.84	41,798	3.53	—	4.03
Mutual Shares Securities:
2010	5,812	13.37	77,734	1.58	—	11.14
2009	5,512	12.03	66,294	2.05	—	26.10
2008	4,363	9.54	41,638	3.06	—	(37.11)
2007	2,915	15.17	44,222	1.42	—	3.48
2006	991	14.66	14,537	1.25	—	18.32
Templeton Global Bond Securities — CL 2:
2010	128	12.23	1,562	1.26	—	14.30
2009 (6)	2	10.70	26	—	—	7.00
Templeton Growth Securities:
2010	4,506	12.10	54,513	1.37	—	7.46
2009	4,647	11.26	52,349	3.07	—	31.08
2008	4,229	8.59	36,334	1.79	—	(42.35)
2007	3,411	14.90	50,804	1.34	—	2.41

43

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

J.P. Morgan Insurance Trust:
Intrepid Growth:
2010 (8)	12	$10.80	$132	—%	—%	8.00%
Intrepid Mid Cap:
2010	31	15.22	474	1.08	—	19.56
2009 (6)	11	12.73	137	—	—	27.30
Mid Cap Growth (9):
2010	55	18.58	1,023	—	—	25.63
2009	6	14.79	92	—	—	43.04
2008 (4)	5	10.34	47	—	—	3.40
Mid-Cap Value:
2010	9,820	15.73	154,522	1.18	—	23.37
2009	10,214	12.75	130,182	2.34	—	26.74
2008	10,761	10.06	108,272	1.10	—	(33.20)
2007	9,197	15.06	138,534	0.74	—	2.45
2006	4,732	14.70	69,574	0.51	—	16.85
Small Cap Core:
2010	13,220	14.82	195,931	—	—	27.10
2009	13,842	11.66	161,369	0.73	—	22.61
2008	9,967	9.51	94,795	0.18	—	(31.97)
2007	8,677	13.98	121,337	0.01	—	(5.67)
2006	4,844	14.82	71,810	—	—	14.97
Small Cap Core — CL2:
2010	2,585	16.90	43,692	—	—	26.88
2009	2,164	13.32	28,832	0.31	—	28.20
2008 (4)	27	10.39	280	—	—	3.90

T. Rowe Price Equity Series, Inc.:
Equity Income:
2010	39,054	13.10	511,497	2.01	—	15.01
2009	28,468	11.39	324,168	2.04	—	25.58
2008	20,701	9.07	187,668	2.70	—	(36.08)
2007	10,189	14.19	144,570	1.86	—	3.28
2006	5,222	13.74	71,754	1.78	—	18.96
New America Growth:
2010	3,592	15.22	54,688	0.21	—	19.65
2009	3,524	12.72	44,833	—	—	49.65
2008	3,844	8.50	32,651	—	—	(38.23)
2007	3,206	13.76	44,099	—	—	13.81
2006	2,969	12.09	35,889	0.06	—	7.37

44

COUNTRY Investors Variable Life Account
Notes to Financial Statements (continued)
6. Unit Values (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (1)	Ratio (2)	Return (3)

T. Rowe Price Equity Series, Inc. (continued):
Personal Strategy Balanced:
2010	10,949	$14.76	$161,578	2.38%	—%	13.71%
2009	10,571	12.98	137,188	2.14	—	32.18
2008	12,131	9.82	119,162	2.54	—	(29.91)
2007	10,380	14.01	145,414	2.42	—	7.60
2006	5,016	13.02	65,296	2.27	—	11.86

T. Rowe Price International Series, Inc.:
International Stock:
2010	19,439	15.33	298,014	1.09	—	14.49
2009	14,780	13.39	197,971	3.60	—	52.33
2008	7,421	8.79	65,227	2.04	—	(48.69)
2007	7,447	17.13	127,599	1.63	—	12.99
2006	5,658	15.16	85,768	1.60	—	19.09

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)	Subaccount commenced operations on November 1, 2008.

(5)	Formerly Summit Mutual Funds, Inc. — Pinnacle Series. Effective April 30, 2010, the fund group’s name changed.

(6)	Subaccount commenced operations on November 1, 2008; however, remained inactive through December 31, 2008.

(7)	Formerly Developing Leaders. Effective April 19, 2010, the fund’s name changed.

(8)	Subaccount commenced operations on November 1, 2008; however, remained inactive through December 31, 2009.

(9)	Formerly Diversified Mid-Cap Growth. Effective May 1, 2010, the fund’s name changed.

45

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)
7. Subsequent Events
The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued, that would require recognition or disclosure.

46

Report of Independent Registered Public Accounting Firm
The Board of Directors
COUNTRY Investors Life Assurance Company
We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (COUNTRY Investors) (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of COUNTRY Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of COUNTRY Investors’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of COUNTRY Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 2 to the financial statements, COUNTRY Investors presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable, but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.
However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance.
April 8, 2011

1

COUNTRY Investors Life Assurance Company
Balance Sheets — Statutory-Basis

	December 31
	2010	2009
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$160,989	$140,564
Policy loans	161	230
Cash, cash equivalents, and short-term investments	15,379	18,384

Total cash and invested assets	176,529	159,178

Accrued investment income	1,787	1,419
Due from affiliates	686	131
Federal income taxes recoverable, including net deferred tax assets (2010 — $1,670,000; 2009 — $1,273,000)	1,670	1,273
Reinsurance balances recoverable	5,156	1,386
Other assets	555	733
Separate accounts	58,547	41,576

Total admitted assets	$244,930	$205,696

2

	December 31
	2010	2009
	(In Thousands)
Liabilities
Policy reserves	$23,700	$8,157
Federal income taxes payable	247	1,014
Unearned investment income	6	9
Interest maintenance reserve	246	211
Asset valuation reserve	501	426
Transfers to separate accounts due or accrued	(722)	(1,795)
Due to affiliates	1,726	1,151
Other liabilities	525	—
Separate accounts	58,547	41,576

Total liabilities	84,776	50,749

Commitments and contingencies

Capital and surplus:
Common stock — par value $75 per share; authorized — 200,000 shares; issued and outstanding — 40,000 shares (owned by COUNTRY Life Insurance Company)	3,000	3,000
Gross paid-in and contributed surplus	27,000	27,000
Special surplus funds	1,096	801
Unassigned funds	129,058	124,146

Total capital and surplus	160,154	154,947

Total liabilities and capital and surplus	$244,930	$205,696

See accompanying notes.

3

COUNTRY Investors Life Assurance Company
Statements of Income — Statutory-Basis

	Year Ended December 31
	2010	2009	2008

	(In Thousands)
Net investment income	$8,053	$6,807	$6,741
Amortization of interest maintenance reserve	63	44	—
Commission and expense allowance on reinsurance ceded	26,919	23,395	17,995
Other income	25,490	12,360	7,139

Total income	60,525	42,606	31,875

Other policy and contract benefits	10,503	8,743	5,701
Changes in policy reserves	15,544	3,837	1,596

Total benefits incurred	26,047	12,580	7,297

Commission expenses incurred	6,010	9,909	5,690
General insurance expenses	19,003	12,169	11,044
Taxes	1,909	1,317	1,261

Total operating expenses	26,922	23,395	17,995

Net income before federal income taxes and net realized capital gains	7,556	6,631	6,583
Federal income taxes	3,165	4,863	2,777

Net income before net realized capital gains	4,391	1,768	3,806
Net realized capital gains	53	30	252

Net income	$4,444	$1,798	$4,058

See accompanying notes.

4

COUNTRY Investors Life Assurance Company
Statements of Changes in Capital and Surplus — Statutory-Basis

	Year Ended December 31
	2010	2009	2008

	(In Thousands)
Capital and surplus, beginning of year	$154,947	$152,157	$148,384

Net income	4,444	1,798	4,058
Change in unrealized losses	(35)	(51)	—
Change in nonadmitted assets	224	(2,253)	(298)
Change in net deferred income tax assets	354	2,531	193
Change in asset valuation reserve	(75)	(36)	(180)
Change in accounting for deferred tax assets	295	801	—

Net increase	5,207	2,790	3,773

Capital and surplus, end of year	$160,154	$154,947	$152,157

See accompanying notes.

5

COUNTRY Investors Life Assurance Company
Statements of Cash Flows — Statutory-Basis

	Year Ended December 31
	2010	2009	2008

	(In Thousands)
Operating activities
Net investment income	$7,813	$6,711	$6,910
Other income	28,252	24,572	19,114
Less:
Benefits and loss-related recoveries (payments)	15,171	(11,041)	37,096
Commissions and expenses paid	(30,691)	(24,782)	(14,406)
Federal income taxes paid	(4,013)	(3,935)	(11,072)

Net cash provided by (used in) operating activities	16,532	(8,475)	37,642

Investing activities
Proceeds from investments sold, matured, or repaid	14,476	19,325	26,666
Purchase of investments	(34,852)	(45,121)	(21,128)
Decrease (increase) in policy loans	68	(72)	(44)

Net cash (used in) provided by investing activities	(20,308)	(25,868)	5,494

Financing and miscellaneous activities
Other cash provided	771	9	21

Net cash provided by financing and miscellaneous activities	771	9	21

(Decrease) increase in cash, cash equivalents, and short-term investments	(3,005)	(34,334)	43,157
Cash, cash equivalents, and short-term investments, beginning of year	18,384	52,718	9,561

Cash, cash equivalents, and short-term investments, end of year	$15,379	$18,384	$52,718

See accompanying notes.

6

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements
December 31, 2010 and 2009
1. Nature of Operations
COUNTRY Investors Life Assurance Company (COUNTRY Investors or the Company) is an Illinois domiciled life/health insurance company that is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).
COUNTRY Investors’ primary business was the sale of interest-sensitive life insurance and annuity products until COUNTRY Investors ceased writing new interest-sensitive business in 2010. Interest sensitive products made up 82% of first-year direct premium income in 2010. COUNTRY Investors’ primary business going forward will be the sale of universal life and fixed annuity products. COUNTRY Investors sells its products through approximately 2,162 financial representatives. Life insurance premiums represent approximately 24% of direct premium income, while annuity and supplementary contract premiums make up the remaining 76% of direct premium income. Although COUNTRY Investors is licensed in 43 states, approximately 77% of direct premium income is written in Illinois.
COUNTRY Investors cedes to COUNTRY Life 100% of COUNTRY Investors’ policy reserves; policy and contract claim liabilities; due, deferred, and advance premiums; and all other policy and claim-related assets and liabilities for all lines except variable products through a coinsurance agreement.
COUNTRY Life assumes 100% of COUNTRY Investors’ variable products under a modified coinsurance agreement.
2. Significant Accounting Policies
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

7

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Basis of Presentation
The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:
Investments
Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioner’s (NAIC) rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option is selected, the unrealized holding gains and losses would be reported in stockholder’s equity. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, OTTI losses attributed to a deterioration of credit are reported in operations, while OTTI losses related to all other factors are reported as a component of stockholder’s equity.
Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.
Valuation Reserves
Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

8

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
The net deferral is reported as the Interest Maintenance Reserve (IMR) in the accompanying statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.
The Asset Valuation Reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as nonadmitted, principally prepaid expenses and certain deferred tax assets, are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.
Policy Reserves
Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

9

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Universal Life and Annuity Policies
Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Reinsurance
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.
Deferred Income Taxes
Deferred tax assets (DTAs) are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus, excluding any net DTAs, and electronic data processing equipment and operating software, plus (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, a valuation allowance is established for DTAs not realizable, and the change in net deferred taxes is included in earnings.

10

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Guaranty Fund Assessments
A liability for guaranty fund assessments is accrued after an insolvency has occurred, regardless of whether the assessment is based on premiums written before or after insolvency. Under GAAP, the assessment recognized is typically accrued when premiums are written because the assessment is generally based on prospective premium writings.
Statements of Cash Flows
Cash, cash equivalents, and short-term investments in the statutory-basis statements of cash flows represent cash balances and investments with initial maturities of one year or less. If, in the aggregate, COUNTRY Investors has a net negative cash balance, it is recorded as a negative asset rather than a liability. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments are stated at values prescribed by the NAIC as follows:
•	Bonds not backed by other loans are stated at either amortized cost or the lower of amortized cost or fair value.
•	Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value, including anticipated prepayments. The retrospective adjustment method is used to value structured securities except for structured securities with an OTTI, which are valued using the prospective method.
•	Policy loans are reported at unpaid balances.
•	Short-term investments are reported at amortized cost, and include investments with maturities of one year or less.

11

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Realized gains and losses are determined using the specific-identification basis.
Investment Income
Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount.
Premiums
Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Premiums for annuity policies with mortality and morbidity risk are also recognized as revenue when due.
Benefits
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.
Liabilities related to policyholder funds left on deposit with COUNTRY Investors generally are equal to fund balances, less applicable surrender charges.
COUNTRY Investors waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

12

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Annuity Reserves
The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2010, are as follows:

	Amount	%

	(In Thousands)
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$396,072	31.28%
At book value without adjustment (minimal or no charge or adjustment)	784,215	61.94
Not subject to discretionary withdrawal	85,866	6.78

Total annuity reserves and deposit fund liabilities — before reinsurance	1,266,153	100.00%

Reinsurance ceded	1,193,450

Net annuity reserves and deposits fund liabilities	$72,703

Cash surrender value	$70,371

Separate Accounts
Separate account assets and liabilities reported in the accompanying statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policy and contract holders. It is these policy and contract holders, rather than COUNTRY Investors, who bear the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory-basis financial statements.
As of December 31, 2010, COUNTRY Investors’ separate account statement included legally insulated assets of $58,547,000.

13

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
2. Significant Accounting Policies (continued)
Fair Value of Financial Instruments
The carrying value of COUNTRY Investors’ financial instruments approximates their fair value except for bonds and investment-type insurance contract liabilities that, principally, have been ceded to COUNTRY Life. The carrying value and the fair value of bonds are disclosed in Note 3.
New Accounting Pronouncements
In December 2009, the NAIC adopted Statement of Statutory Accounting Principles (SSAP) No. 100, Fair Value Measurements, which provides enhanced guidance for using fair value to measure assets and liabilities. SSAP No. 100 also requires expanded disclosure of the methods employed when assets and liabilities are measured and the effect the fair value measurement has on earnings. SSAP No. 100 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SSAP No. 100 was effective for reporting periods ending December 31, 2010, and thereafter. There was no financial impact to COUNTRY Investors from the adoption of SSAP No. 100.

14

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
3. Investments
The carrying value and the fair value of investments in bonds are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value

	(In Thousands)
At December 31, 2010
U.S. government and agencies	$31,540	$3,083	$—	$34,623
State and political subdivisions	57,341	1,930	773	58,498
Corporate securities	27,416	3,832	42	31,206
Commercial mortgage-backed securities	15,171	1,007	16	16,162
Residential mortgage-backed securities	27,406	1,535	122	28,819
Other asset-backed securities	2,115	196	9	2,302

Total bonds	$160,989	$11,583	$962	$171,610

At December 31, 2009
U.S. government and agencies	$36,170	$2,728	$9	$38,889
State and political subdivisions	30,690	1,499	676	31,513
Foreign governments	141	—	—	141
Corporate securities	29,033	3,009	—	32,042
Commercial mortgage- backed securities	12,141	433	89	12,485
Residential mortgage-backed securities	30,103	1,410	281	31,232
Other asset-backed securities	2,286	145	—	2,431

Total bonds	$140,564	$9,224	$1,055	$148,733

15

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
3. Investments (continued)
Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.
The carrying value and fair value of investments in bonds at December 31, 2010, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Fair
	Value	Value
	(In Thousands)
Maturity:
In 2011	$4,295	$4,468
In 2012–2015	28,916	31,436
In 2016–2020	28,934	33,334
After 2020	54,152	55,089
Residential mortgage-backed securities	15,171	16,162
Commercial mortgage-backed securities	27,406	28,819
Other asset-backed securities	2,115	2,302

Total bonds	$160,989	$171,610

Proceeds from sales or transfers of investments in bonds during 2010, 2009, and 2008 were $0, $268,000, and $1,001,000, respectively. Gross gains of $0, $19,000, and $8,000 were realized on these sales in 2010, 2009, and 2008, respectively, and gross losses of $0 were realized on those sales in 2010, 2009, and 2008.
Bonds with a statement value of $7,026,000 and $7,089,000 at December 31, 2010 and 2009, respectively, were on deposit with government authorities and reinsurers as required by law or contract.

16

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
3. Investments (continued)
The following table illustrates fair values and gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
December 31, 2010
Bonds:
State and political subdivisions	$15,629	$635	$5,305	$138	$20,934	$773
Corporate securities	3,588	42	—	—	3,588	42
Commercial mortgage-backed securities	489	16	—	—	489	16
Residential mortgage-backed securities	3,481	86	1,349	168	4,830	254
Other asset-backed securities	481	9	—	—	481	9

Total bonds	$23,668	$788	$6,654	$306	$30,322	$1,094

COUNTRY Investors believes all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria presented by NAIC standards. COUNTRY Investors has the intent and ability to hold these investments until maturity or until the fair value recovers above cost or amortized cost.
Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as Bloomberg, or internal estimates. COUNTRY Life has no significant concentrations of credit risk. COUNTRY Investors had no investments for which it was not practicable to estimate fair value.

17

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
3. Investments (continued)
Net realized capital gains for the years ended December 31 are summarized as follows:

	2010	2009	2008
	(In Thousands)
Bonds:
Gross gains	$233	$185	$773
Gross losses	—	—	—

Total bonds	233	185	773
Amounts transferred from IMR	(99)	(90)	(250)
Federal income tax expense	(81)	(65)	(271)

Net realized capital gains	$53	$30	$252

For the years ended December 31, 2010 and 2009, realized capital losses included $0 related to bonds that have experienced an other-than-temporary decline in value.
Major categories of net investment income for the years ended December 31 are summarized as follows:

	2010	2009	2008
	(In Thousands)
Bonds	$8,201	$6,764	$6,112
Policy loans	12	13	11
Short-term investments	25	212	740
Other	7	4	43

Total investment income	8,245	6,993	6,906
Investment expenses	(192)	(186)	(165)

Net investment income	$8,053	$6,807	$6,741

18

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
4. Fair Values of Financial Instruments
Assets and liabilities recorded at fair value in the statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.

Level II	Inputs are other than quoted prices included in Level I that are observable for the asset or liability through corroboration with market data at the measurement date.

Level III	These are unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.
The following table summarizes fair value measurements by level, measured at fair value on a recurring basis:

	Level I	Level II	Level III	Total
	(In Thousands)
December 31, 2010
Industrial and miscellaneous bonds	$—	$196	$—	$196
Separate account assets	58,547	—	—	58,547

Total	$58,547	$196	$—	$58,743

December 31, 2009
Separate account assets	$30,917	$10,659	$—	$41,576

Total	$30,917	$10,659	$—	$41,576
There have been no changes in valuation techniques and inputs used in determining the fair values for Level II securities. Fair values for Level II assets are determined from prices obtained from various pricing services. Transfers from Level II to Level I are recognized at the end of the reporting period. The transfer during 2010 was due to prices now being obtained from active markets.

19

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
5. Federal Income Taxes
COUNTRY Investors is included on a consolidated federal income tax return with its parent company, COUNTRY Life. Allocations of the consolidated tax liability to each member of the consolidated group is based upon that company’s separate return tax liability as a percentage of the total of the group’s separate return tax liabilities. Intercompany tax balances are settled in the same year that the consolidated tax return is filed. The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $3,356,000, $3,841,000, and $3,594,000 from 2010, 2009, and 2008, respectively.
The components of the net admitted DTAs at December 31 were as follows:

	2010	2009	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$55	$27	$28
Ordinary	4,719	4,345	374
Adjusted gross deferred tax assets:
Capital	55	27	28
Ordinary	4,719	4,345	374
Deferred tax liabilities:
Capital	90	61	29
Ordinary	—	—	—

Net deferred tax asset	4,864	4,311	373
Deferred tax assets nonadmitted:
Capital	—	—	—
Ordinary	3,014	3,038	(24)
Net admitted deferred tax assets:
Capital	(36)	(34)	2

Ordinary	$1,706	$1,307	$399

DTAs nonadmitted decreased $24,000 in 2010.
COUNTRY Investors has not utilized tax planning strategies in determining its admitted deferred tax assets during 2010.

20

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
5. Federal Income Taxes (continued)
COUNTRY Investors has elected to admit DTAs pursuant to SSAP No. 10-R. The current period election does not differ from the prior period election. SSAP No. 10-R is a temporary replacement of SSAP No. 10 and allows for additional admitted deferred tax assets if a company meets certain criteria. The increased amount of admitted adjusted gross DTAs as the result of the application of SSAP No. 10-R is as follows: 2010 — $0 (capital) and $1,096,000 (ordinary) and 2009 — $0 (capital) and $801,000 (ordinary).
The detailed amounts of each component of the calculation of SSAP No. 10-R are as follows:

	Capital	Ordinary	Total
	(In Thousands)
December 31, 2010
Federal income taxes recoverable through loss carryback	$20	$554	$574
Gross DTAs expected to be realized in one year	—	—	—
10% of statutory capital and surplus	—	—	15,403
Gross DTAs that are offset-able against existing gross DTLs	36	55	91
Federal income taxes paid in prior years that are recoverable and reverse during a time frame within IRS provisions	45	1,090	1,135
Gross DTAs expected to be realized in three years	—	535	535
15% of statutory capital and surplus	—	—	23,105
Gross DTAs that are offset-able against existing gross DTLs	10	81	91
Risk-based capital level:
Total adjusted capital	—	—	159,559
Authorized control level	—	—	5,701

21

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
5. Federal Income Taxes (continued)

	Capital	Ordinary	Total
	(In Thousands)
December 31, 2009
Federal income taxes recoverable through loss carryback	$27	$445	$472
Gross DTAs expected to be realized in one year	—	—	—
10% of statutory capital and surplus	—	—	15,065
Gross DTAs that are offset-able against existing gross DTLs	—	61	61
Federal income taxes paid in prior years that are recoverable and reverse during a time frame within IRS provisions	27	1,245	1,272
Gross DTAs expected to be realized in three years	—	—	—
15% of statutory capital and surplus	—	—	22,597
Gross DTAs that are offset-able against existing gross DTLs	—	61	61
Risk-based capital level:
Total adjusted capital	—	—	154,572
Authorized control level	—	—	7,805
The amounts used in the risk-based capital calculation and the increased amounts resulting from the election of SSAP No. 10-R as of December 31 are as follows.

	SSAP No. 10-R (10.a-c.)		SSAP No. 10-R (10.e.)
	2010	2009	2010	2009
	(In Thousands)		(In Thousands)
Admitted DTAs	$574	$471	$1,670	$1,272
Admitted assets	243,834	204,582	244,930	205,383
Statutory surplus	159,058	154,146	160,154	154,947
Total adjusted capital	159,559	154,572	—	—
Increase due to
SSAP No. 10-R	—	—	1,096	801

22

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
5. Federal Income Taxes (continued)
The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2010	2009	2008
	(In Thousands)
Change in deferred tax assets	$(402)	$(2,515)	$(38)
Change in deferred tax liabilities	30	(43)	(154)

Net change in deferred taxes	(372)	(2,558)	(192)
Less unrealized losses	19	28	—

Net change in deferred taxes	(353)	(2,530)	(192)
Current income tax expense	3,246	4,928	3,048

Income tax benefit and change in deferred taxes	$2,893	$2,398	$2,856

The total amount of COUNTRY Investors’ income tax benefit and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense for the following reasons:

	2010	2009	2008
	(In Thousands)
Expected federal income tax benefit	$2,723	$2,354	$2,487
Change in nonadmitted assets	173	35	(81)
Change in prior year accrual	15	(8)	361
Amortization/release of interest maintenance reserve	(19)	16	88
Other, net	1	1	1

Income tax benefit and change in deferred taxes	$2,893	$2,398	$2,856

COUNTRY Investors did not recognize any liability for uncertain tax benefits. The Company files tax returns in U.S. federal jurisdictions and several state jurisdictions. As of 2010, the tax years that remain subject to examination begin with 2005.

23

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
6. Reinsurance
In the normal course of business, COUNTRY Investors cedes reinsurance to nonaffiliated insurance companies. No reinsurance is assumed. Reinsurance does not discharge COUNTRY Investors from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, COUNTRY Investors would be liable.
A summary of COUNTRY Investors’ ceded reinsurance with non-affiliates as of and for the years ended December 31 is as follows:

	2010	2009	2008
	(In Thousands)
Premium earned	$7,208	$1,893	$2,548
Benefits for policyholders and beneficiaries	1,346	580	1,106
Policy reserves	1,299	1,297	1,441
7. Related Party Transactions
COUNTRY Investors is a member of an insurance holding company group that consists of twelve insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.
COUNTRY Investors is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among COUNTRY Investors and other members of the insurance holding company group on a basis that is fair and consistently applied according to statutory accounting guidance. The cost of services provided to COUNTRY Investors from CC Services totaled $19,974,000, $14,385,000, and $11,839,000 in 2010, 2009, and 2008, respectively.

24

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
7. Related Party Transactions (continued)
Under a 100% coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses that are not assumed by nonaffiliated companies to COUNTRY Life. Under a 100% modified coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses related to the variable products to COUNTRY Life. A summary of COUNTRY Investors’ activity under these agreements as of and for the years ended December 31 is as follows:

	2010	2009	2008
	(In Thousands)
Premium income and other considerations	$103,629	$271,291	$130,016
Benefits for policyholders and beneficiaries	144,464	322,340	178,709
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	25,967	22,827	17,406
Other income (expense)	38	(27)	21

Policy loans	7,523	7,235	8,065
Other assets	74	64	88
Policy reserves	1,591,505	1,549,394	1,359,169
Policy and contract claims	1,546	1,082	1,393
General liabilities and accrued expenses	916	584	1,569
Other liabilities	306	286	321
As of December 31, 2010 and 2009, amounts receivable from COUNTRY Life of $5,156,000 and $1,386,000, respectively, are included in reinsurance balances recoverable on the accompanying statutory-basis balance sheets.
8. Capital and Surplus
Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, COUNTRY Investors meets the RBC requirements.

25

COUNTRY Investors Life Assurance Company
Notes to Statutory-Basis Financial Statements (continued)
8. Capital and Surplus (continued)
COUNTRY Investors had special surplus funds of $1,096,000 and $801,000 as of December 31, 2010 and 2009, respectively, due to additional deferred tax assets admitted per SSAP No. 10-R.
The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.
9. Commitments and Contingencies
In the normal course of business, COUNTRY Investors is involved in policy-related and non-policy-related litigation. In the opinion of COUNTRY Investors’ management, based on the advice of counsel, any potential settlements are either adequately provided for in the statutory-basis financial statements or would not have a material impact in the statutory-basis financial statements.
COUNTRY Investors is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2010 and 2009, COUNTRY Investors has accrued $515,000 and $373,000, respectively, for guaranty fund assessments. A receivable for future premium tax deductions of $32,000 and $28,000 was recorded at December 31, 2010 and 2009, respectively. COUNTRY Investors recorded guaranty fund recoveries of $1,000 in 2010 and $1,000 in 2009.
Subsequent events have been considered through April 8, 2011, for the audited statutory-basis financial statements available to be issued on April 8, 2011. COUNTRY Investors is not aware of any events occurring subsequent to December 31, 2010, that would have a material impact on the financial statements.

26

APPENDIX A

Death Benefit Options
Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.
Option A Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ( $40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ( $60,000 x 2.50).
Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.
The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).
Option B Example. For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).
Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

A-1

The specified amount factor becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Attained Age	Specified Amount Factor

40 or younger	2.50

41	2.43

42	2.36

43	2.29

44	2.22

45	2.15

46	2.09

47	2.03

48	1.97

49	1.91

50	1.85

51	1.78

52	1.71

53	1.64

54	1.57

55	1.50

56	1.46

57	1.42

58	1.38

59	1.34

60	1.30

61	1.28

62	1.26

63	1.24

64	1.22

65	1.20

66	1.19

67	1.18

68	1.17

69	1.16

70	1.15

71	1.13

72	1.11

73	1.09

74	1.07

75 to 90	1.05

91	1.04

92	1.03

93	1.02

94 to 99	1.01

100	1.00

A-2

APPENDIX B

Maximum Surrender Charges for New Policy
The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.
Male, Non Tobacco

Policy Year
Issue Age	1-5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20

10	$9.05	$8.54	$8.04	$7.48	$6.97	$6.42	$5.86	$5.30	$4.68	$4.07	$3.45	$2.79	$2.12	$1.45	$0.72	$0.00

20	10.15	9.60	9.02	8.44	7.87	7.25	6.59	5.94	5.28	4.59	3.85	3.12	2.39	1.61	0.80	0.00

30	17.92	16.87	15.83	14.75	13.68	12.56	11.40	10.24	9.03	7.83	6.58	5.34	4.06	2.73	1.36	0.00

40	26.37	24.82	23.24	21.62	20.00	18.31	16.58	14.82	13.05	11.22	9.42	7.55	5.72	3.84	1.94	0.00

50	34.21	32.04	29.82	27.60	25.33	23.05	20.75	18.43	16.13	13.83	11.52	9.22	6.92	4.62	2.32	0.00

60	47.53	44.26	40.98	37.70	34.42	31.12	27.81	24.53	21.31	18.12	14.96	11.85	8.77	5.74	2.82	0.00

70	48.26	44.20	40.18	36.28	32.46	28.78	25.23	21.83	18.55	15.40	12.39	9.54	6.88	4.39	2.10	0.00

80	45.37	40.61	36.14	31.98	28.15	24.62	21.34	18.27	15.38	12.70	10.23	7.91	5.73	3.63	1.71	0.00

Male, Tobacco

Policy Year
Issue Age	1-5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20

10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

20	$11.89	$11.25	$10.57	$9.90	$9.19	$8.45	$7.71	$6.93	$6.15	$5.34	$4.49	$3.64	$2.75	$1.87	$0.95	$0.00

30	22.14	20.81	19.48	18.11	16.75	15.34	13.90	12.40	10.92	9.43	7.91	6.38	4.81	3.24	1.64	0.00

40	30.18	28.33	26.45	24.53	22.59	20.58	18.56	16.52	14.44	12.40	10.32	8.27	6.23	4.15	2.11	0.00

50	40.01	37.28	34.56	31.84	29.09	26.32	23.57	20.82	18.15	15.51	12.89	10.33	7.74	5.17	2.58	0.00

60	51.19	47.63	44.07	40.53	36.95	33.37	29.82	26.26	22.78	19.35	15.96	12.60	9.31	6.09	2.98	0.00

70	48.40	44.24	40.16	36.20	32.36	28.66	25.10	21.70	18.42	15.26	12.23	9.37	6.71	4.28	2.03	0.00

80	41.31	36.88	32.74	28.94	25.45	22.30	19.38	16.65	14.03	11.59	9.34	7.22	5.22	3.33	1.57	0.00

Female, Non-Tobacco

Policy Year
Issue Age	1-5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20

10	$5.71	$5.42	$5.10	$4.74	$4.41	$4.06	$3.69	$3.33	$2.97	$2.57	$2.16	$1.76	$1.32	$0.88	$0.44	$0.00

20	8.94	8.45	7.93	7.41	6.89	6.33	5.77	5.21	4.61	4.00	3.36	2.72	2.08	1.40	0.72	0.00

30	14.56	13.70	12.90	12.01	11.16	10.22	9.30	8.36	7.39	6.38	5.37	4.32	3.27	2.18	1.08	0.00

40	24.38	22.88	21.43	19.90	18.36	16.79	15.21	13.59	11.98	10.32	8.66	6.96	5.22	3.52	1.78	0.00

50	31.11	29.17	27.23	25.26	23.27	21.27	19.24	17.17	15.08	12.99	10.86	8.71	6.55	4.40	2.18	0.00

60	41.71	38.97	36.22	33.44	30.64	27.83	25.01	22.20	19.38	16.58	13.77	10.99	8.21	5.46	2.73	0.00

70	49.95	46.15	42.37	38.60	34.88	31.18	27.53	24.02	20.60	17.30	14.10	10.97	7.96	5.14	2.49	0.00

80	46.66	42.38	38.26	34.39	30.78	27.35	23.89	20.30	16.76	13.49	10.60	8.18	6.21	4.32	2.18	0.00

Female, Tobacco

Policy Year
Issue Age	1-5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20

10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

20	$7.98	$7.54	$7.08	$6.59	$6.11	$5.62	$5.11	$4.59	$4.05	$3.51	$2.97	$2.40	$1.81	$1.21	$0.62	$0.00

30	15.38	14.48	13.55	12.63	11.71	10.73	9.74	8.71	7.70	6.65	5.56	4.48	3.37	2.25	1.14	0.00

40	28.09	26.31	24.50	22.66	20.81	18.93	17.08	15.20	13.28	11.40	9.52	7.60	5.71	3.80	1.91	0.00

50	37.05	34.62	32.17	29.72	27.27	24.82	22.34	19.89	17.41	14.93	12.45	9.94	7.46	4.95	2.47	0.00

60	51.02	47.45	43.86	40.29	36.70	33.16	29.64	26.14	22.71	19.33	16.00	12.71	9.47	6.25	3.10	0.00

70	49.67	45.58	41.56	37.60	33.68	29.83	26.09	22.57	19.21	16.02	12.99	10.05	7.21	4.62	2.23	0.00

80	47.78	43.61	39.64	35.98	32.61	29.44	26.10	22.38	18.56	14.88	11.60	8.92	6.84	4.87	2.48	0.00

B-1

Maximum Surrender Charges for Original Policy
The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.
Male, Non-Tobacco

Policy Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11+

10	$3.60	$3.60	$3.60	$3.60	$3.60	$2.88	$2.88	$2.16	$1.44	$0.72	$0

20	4.09	4.09	4.09	4.09	4.09	3.27	3.27	2.45	1.64	0.82	0

30	6.54	6.54	6.54	6.54	6.54	5.23	5.23	3.92	2.62	1.31	0

40	11.03	11.03	11.03	11.03	11.03	8.82	8.82	6.62	4.41	2.21	0

50	18.39	18.39	18.39	18.39	18.39	14.71	14.71	11.03	7.36	3.68	0

60	29.98	29.98	29.98	29.98	29.98	23.98	23.98	17.99	11.99	6.00	0

70	48.23	48.23	48.23	48.23	48.23	38.58	38.58	28.94	19.29	9.65	0

80	46.05	46.05	46.05	46.05	46.05	36.84	36.84	27.63	18.42	9.21	0

Male, Tobacco

Policy Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11+

10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

20	$6.01	$6.01	$6.01	$6.01	$6.01	$4.81	$4.81	$3.61	$2.40	$1.20	$0

30	9.70	9.70	9.70	9.70	9.70	7.76	7.76	5.82	3.88	1.94	0

40	16.75	16.75	16.75	16.75	16.75	13.40	13.40	10.05	6.70	3.35	0

50	28.53	28.53	28.53	28.53	28.53	22.82	22.82	17.12	11.41	5.71	0

60	45.08	45.08	45.08	45.08	45.08	36.06	36.06	27.05	18.03	9.02	0

70	48.78	48.78	48.78	48.78	48.78	39.02	39.02	29.27	19.51	9.76	0

80	48.03	48.03	48.03	48.03	48.03	38.42	38.42	28.82	19.21	9.61	0

Female, Non-Tobacco

Policy Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11+

10	$2.83	$2.83	$2.83	$2.83	$2.83	$2.26	$2.26	$1.70	$1.13	$0.57	$0

20	3.23	3.23	3.23	3.23	3.23	2.58	2.58	1.94	1.29	0.65	0

30	5.25	5.25	5.25	5.25	5.25	4.20	4.20	3.15	2.10	1.05	0

40	8.69	8.69	8.69	8.69	8.69	6.95	6.95	5.21	3.48	1.74	0

50	14.26	14.26	14.26	14.26	14.26	11.41	11.41	8.56	5.70	2.85	0

60	23.48	23.48	23.48	23.48	23.48	18.78	18.78	14.09	9.39	4.70	0

70	38.60	38.60	38.60	38.60	38.60	30.88	30.88	23.16	15.44	7.72	0

80	44.75	44.75	44.75	44.75	44.75	35.80	35.80	26.85	17.90	8.95	0

Female, Tobacco

Policy Year
Issue Age	1	2	3	4	5	6	7	8	9	10	11+

10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

20	$4.68	$4.68	$4.68	$4.68	$4.68	$3.74	$3.74	$2.81	$1.87	$0.94	$0

30	7.80	7.80	7.80	7.80	7.80	6.24	6.24	4.68	3.12	1.56	0

40	13.20	13.20	13.20	13.20	13.20	10.56	10.56	7.92	5.28	2.64	0

50	21.83	21.83	21.83	21.83	21.83	17.46	17.46	13.10	8.73	4.37	0

60	35.23	35.23	35.23	35.23	35.23	28.18	28.18	21.14	14.09	7.05	0

70	48.59	48.59	48.59	48.59	48.59	38.87	38.87	29.15	19.44	9.72	0

80	45.52	45.52	45.52	45.52	45.52	36.42	36.42	27.31	18.21	9.10	0

B-2

PART C
OTHER INFORMATION
Item 26. Exhibits
a.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(2)

b.	None.

c.	Distribution Agreement.(8)

d.	(1) Policy Form.(3)
(2)	Disability Waiver of Monthly Deduction Rider.(2)

(3)	Spouse Insurance Rider.(3)

(4)	Children’s Insurance Rider.(2)

(5)	Guaranteed Insurance Option Rider.(2)

(6)	Waiver of Specified Premium Rider(7)

(7)	Overloan Protection Rider(7)
e.	Policy Application.(3)

f.	(1) Certificate of Incorporation of the Company.(1)
(2)	By-Laws of the Company.(1)
g.	Reinsurance Agreement between COUNTRY Investors Life Assurance Company and EquiTrust Life Insurance Company.(4)

h.	(1) Participation Agreement relating to Equitrust Variable Insurance Series Fund.(4)
(a)	Amended Participation Agreement.(5)
(2)	Participation Agreement relating to Dreyfus Variable Investment Fund.(4)
(a)	Supplemental Agreement.(5)
(b)	Amendment to Fund Participation Agreement.(10)
(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(4)

(4)	Participation Agreement relating to American Century Funds.(4)
(a)	Novation Agreement relating to American Century Investment Services, Inc.(8)
(5)	Participation Agreement relating to Fidelity Variable Insurance Products Funds.(4)

(6)	Participation Agreement relating to Franklin Templeton Funds.(4)
(a)	Amendment to Participation Agreement (4)
(b)	Amendment to Participation Agreement.(10)
(7)	Participation Agreement relating to JP Morgan Series Trust II.(4)
(a)	Amendment to Fund Participation Agreement.(5)
(8)	Participation Agreement relating to COUNTRY Mutual Funds Trust.(4)

(9)	Participation Agreement relating to DWS Variable Series I and DWS Variable Series II(8)

i.	(1) Second Variable Products Compliance and Accounting Agreement.(10)
(2)	Second Administrative Services Agreement.(10)
j.	(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(5)
(2)	American Century Shareholder Information Agreement (Rule 22c-2).(5)

(3)	Fidelity Shareholder Information Agreement (Rule 22c-2).(5)

(4)	Franklin Shareholder Information Agreement (Rule 22c-2).(5)

(5)	Summit Shareholder Information Agreement (Rule 22c-2).(5)

(6)	COUNTRY Shareholder Information Agreement (Rule 22c-2).(5)

(7)	Investment Advisory Agreement between COUNTRY Investors Life Assurance Company and Country Trust Bank.(6)

k.	Opinion and Consent of James M. Jacobs, Esquire.(10)

l.	None.

m.	None.

n.	(1) Consent of Ernst & Young LLP.(10)

(2)	Consent of Sutherland Asbill & Brennan LLP.(10)

(3)	Opinion and Consent of R. Dale Hall, FSA, MAAA, Vice President and Chief Actuary.(10)

(4)	Power of Attorney.(9)

o.	None.

p.	None.

q.	(1) Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy (rates based on 2001 CSO Table).(10)

(2) Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy (rates based on 1980 CSO Table).(10)

(1)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 10, 2003.

(2)	Incorporated herein by reference to the Initial Filing of this Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on July 2, 2003.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on September 29, 2003.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on April 29, 2005.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on April 30, 2007.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on April 30, 2008.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on July 29, 2008.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on April 29, 2010.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on February 25, 2011.

(10)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and Principal
Business Address*	Positions and Offices
James A. Anderson	Director
Wayne Anderson	Director
Darryl R. Brinkmann	Director
Charles M. Cawley	Director
Dale Hadden	Director
Scott Halpin	Director
Chris Hausman	Director
Michael J. Kenyon	Director
David L. Meiss	Director
Richard D. Ochs	Director
J.C. Pool	Director
Terry A. Pope	Director
Chad K. Schutz	Director

Name and Principal
Business Address*	Positions and Offices
Troy Uphoff	Director
Steven G. Hosselton	Director
Randy J. Poskin	Director
David L. Serven	Director
Bradley A. Temple	Director
Philip T. Nelson	President & Director
Richard Guebert Jr.	Vice President & Director
Alan K. Dodds	Vice President—Finance & Treasurer
James M. Jacobs	General Counsel, Secretary and Chief Legal Officer
John D. Blackburn	Chief Executive Officer
Barbara A. Baurer	Executive Vice President & Chief Operating Officer
David A. Magers	Executive Vice President & Chief Financial Officer
Doyle J. Williams	Executive Vice President & Chief Marketing Officer
Alan T. Reiss	Senior Vice President, Service Operations
Wade Harrison	Senior Vice President, Financial Service Operations
Paul V. Bishop	Senior Vice President Sales
Richard J. Beninati	Regional Vice President Agency, Western
R. Dale Hall	Vice President and Chief Life/Health Actuary, Appointed Actuary & Illustration Actuary
Peter J. Borowski	Vice President & Corporate Controller
Steven R. Denault	Senior Vice President, Human Resources & Corp. Communications
Keith Brannan	Vice President, Strategic Marketing & Financial Security Planning
Robert J. McDade	Vice President, Financial & Brokerage Solutions
Kevin Thompson	Regional Vice President Agency Central
Jon Voegele	Regional Vice President Agency, Illinois
Cherilyn Hardman-Sytar	Vice President, Marketing
Bruce Finks	Assistant Treasurer
Robert L. Sammer	Assistant Treasurer
Elaine Thacker	Assistant Secretary
Kathy Smith Whitman	Assistant Secretary
Thomas B. Harris	Vice President—Life and Health Administration
Jeffery S. Koerner	Vice President
Michael E. Fisher	Vice President, Workforce Development and Community Relations

Name and Principal
Business Address*	Positions and Offices
Brian Piercy	Assistant Secretary
James Keist	Assistant Secretary
Chad Carpenter	Assistant Secretary
Matthew J. Kopff	Associate Controller
Steve McCoin	Associate Controller
James Swanson, M.D.	Medical Director

*	The principal business address of all persons listed, unless otherwise indicated, is 1701 N. Towanda Avenue, Bloomington, Illinois 61701.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant
The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company.
SEE ORGANIZATION CHART ON FOLLOWING PAGE

1. Organized in Illinois as a mutual insurance company. Proxy control in Illinois Agricultural Association. (CMIC)
2. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (CCIC)
3. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (CPIC)
4. Organized in Delaware as a business corporation. 26.34% of voting securities owned by COUNTRY Mutual Insurance Company and 26.34% of voting securities owned by COUNTRY Life Insurance Company. (Riverglass)
5. Organized in Connecticut as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company. (MMAC)
6 Organized in Delaware as a limited liability company. 99.99% of voting securities owned by COUNTRY Mutual Insurance Company. (CCM)
7. Organized in Georgia as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company. (CSMIC)
8. Organized in Georgia as a stock insurance company. 100% of voting securities owned by Cotton States Mutual Insurance Company. (Shield)
9. Organized in Massachusetts as a mutual insurance company. Board and management control and 85.9% of guaranty capital owned by COUNTRY Mutual Insurance Company. (HMIC)
10. Organized in Massachusetts as a stock business corporation. 100% of voting securities owned by Holyoke Mutual Insurance Company in Salem. (HOSIA)
11. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (MSIC)
12. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co. (CCSI)
13. Organized in Connecticut as a stock business corporation. 100% of voting securities owned by Middlesex Mutual Assurance Company. (Midfield)
14. Organized in Illinois as a stock insurance company. 100% of voting securities owned by Middlesex Mutual Assurance Company. (MSIPIC)
15. Organized in Illinois as a business corporation. 98.8% of voting securities owned by Illinois Agricultural Association. (IAHC)
16. Organized in Illinois as a stock insurance company. 99.99% of voting securities owned by Illinois Agricultural Holding Co. (CLIC)
17. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Life Insurance Company. (CILAC)
18. Organized in Illinois as a business corporation. 100% of voting securities owned by COUNTRY Life Insurance Company. (CCMC)
19. Organized as a Federal thrift. 100% of voting securities owned by COUNTRY Life Insurance Company. (CTB)
20. Organized in Delaware as a business trust. Investment advisory agreement with COUNTRY Fund Management, a department of COUNTRY Trust Bank. (CMFT)
21. Organized in Georgia as a stock insurance company. 75% of voting securities owned by COUNTRY Life Insurance Company and 25% of voting securities owned by COUNTRY Mutual Insurance Company. (CSLIC)
22. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co. (IASC)
23. Organized as a an Illinois credit union. No corporate control. Board control in Illinois Agricultural Association and certain affiliated companies. (IAACU)
24. Organized in Illinois as an agricultural cooperative. 48.3% of voting securities owned by Illinois Agricultural Association. (IAAA)
25. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association. (IAA Foundation)
26. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association. (ASA)
27. Organized in Illinois as an agricultural cooperative. 39.2% of voting securities owned by Illinois Agricultural Association. (PFD)
28. Organized in Illinois as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc. (M-PD)
29. Organized in Indiana as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (ESJD)
30. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (PFD Supply)
31. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (ICS)
32. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (GMS)
33. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. (Madison Farms)
34. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. (Hiland)
35. Organized in Tennessee as a limited liability company. 60% of voting securities owned by Prairie Farms Dairy, Inc. and 40% of voting securities owned by Hiland Dairy Foods Company, LLC. (Turner)
36. Organized in Missouri as a business corporation. 100% of voting securities owned by Hiland Dairy Foods Company, LLC. (Belfonte)
37. Organized in Missouri as a limited liability company. 25% of voting securities owned by Hiland Dairy Foods Company, LLC. (SkyPark)
38. Organized in Illinois as a limited liability company. 100% of voting securities owned by Hiland Foods Dairy, LLC. (Roberts Dairy)
39. Organized in Delaware under the General Corporation Act. 28.2% of voting securities owned by Illinois Agricultural Association. (GMK)
40. Organized in Delaware under the General Corporation Act. 91.02% of voting securities owned by GROWMARK, Inc. and 8.98% of voting securities owned by FS Financial Services Corporation. (FS Risk)
41. Organized in Vermont as a business corporation. 100% of voting securities owned by FS Risk Management Services, Inc. (FS Preferred Ins. Co.)
42. Organized in Delaware under the General Corporation Act. 80% of voting securities owned by GROWMARK, Inc. (MID-CO)
43. Organized in Canada as a Partnership. 54% of voting securities owned by GROWMARK, Inc. (Great Lakes)
44. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (FS Financial)
45. Organized in Delaware as a limited liability company. 54% of voting securities owned by FS Financial Services Corporation. (Total Grain)
46. Organized in Delaware as a limited liability company. 54.55% of voting securities owned by FS Financial Services Corporation. (Western Grain)
47. Organized in Florida as a limited liability company. 50% of voting securities owned by FS Financial Services Corporation (CSE GMK)
48. Organized in Delaware as a limited liability company. 51% of voting securities owned by CSE GROWMARK, LLC. (Cornex)
49. Organized in Delaware as a limited liability company. 51% of voting securities owned by FS Financial Services Corporation and 49% of voting securities owned by Illinois Agricultural Association. (AgriVisor LLC)
50. Organized in Delaware as a limited liability company. 78% of voting securities owned by FS Financial Services Corporation. (Northern Grain)
51. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc. (FS Services)
52. Organized in Ontario under the Business Corporations Act. 7% of voting securities owned by FS Services Ontario, Ltd.. (Interprovencial)
53. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (GMK FS)
54. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (Proj. Explr. Mark II)
55. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by Project Explorer Mark II Corporation. (Malta Texo)
56. Organized in Delaware as a limited liability company. 10% of voting securities owned by Project Explorer Mark II Corporation. (Malta Ind.)
57. Organized in Delaware as a limited liability company. 100% of voting securities owned by Malta Industries, LLC. (Malta Holdings)
58. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (FS Partners)
59. Organized in Nova Scotia as a limited liability company. 100% of voting securities owned by FS Partners, Inc. (3098584 NS Co.)
60. Organized in Illinois as a business corporation. 100% of voting securities owned by GROWMARK, Inc. (GROW-AG)
61. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROW-AG, Inc. (FS Fuel)
62. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (Seedway)
63. Organized in Illinois as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (NewTech)
64. Organized in Idaho as a limited liability company. 25% of voting securities owned by GROWMARK, Inc. (Allied Seed)
65. Organized in Delaware under the General Corporation Act.. 100% of voting securities owned by GROWMARK, Inc. (Norfolk FS)
66. Organized in Canada under the Business Corporations Act. 100% of voting securities owned by Norfolk FS Partners, Inc. (3105194 NS Co.)
67. Organized in Canada under the Business Corporations Act. 60% of voting securities owned by 3105194 Nova Scotia Company. (Norfolk FS)
68. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc. (1105433 Ontario)
69. Organized in Ontario under the Business Corporations Act. 50% of voting securities owned by 1105433 Ontario, Inc. (UPI)
70. Organized in Canada. 100% of voting securities owned by UPI, Inc. (UPI Holdings)
71. Organized in Canada as a limited liability partnership. 99.999% of voting securities owned by UPI, Inc. (UPI Energy)
72. Organized in Canada. 100% of voting securities owned by UPI, Inc. (Case ‘N Drum)
73. Organized in Canada. 100% of voting securities owned by UPI, Inc. (Dykstra)

* Organized in Illinois as a not-for-profit corporation. No	*** GROWMARK, Inc. owns voting stock
voting securities. No person controls it.	in approximately 28 of its Illinois member
companies.
12/31/10

Item 29. Indemnification
Each person who is or who shall hereafter become a director, officer or employee of the Company, and his administrators, executors, and heirs shall be indemnified by the Company, to the extent not prohibited by applicable law, against all judgments, decrees, orders and findings rendered or entered against him and all costs and expenses reasonably incurred by or imposed upon him, in connection with or resulting from any action, suit or proceeding, administrative or otherwise or threat thereof, to which he is or may be made a party by reason of his being or having been a director, officer or employee (whether or not he shall be a director, officer or employee at the time) excepting judgments, decrees, orders, findings, costs and expenses incurred or imposed in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding, administrative or otherwise liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director, officer or employee of liability to the company or its stockholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director, officer and employee and his administrators, executors, or heirs may be indemnified by the company against payments made including reasonable costs and expenses provided that such indemnification shall be conditioned upon the prior determination by a resolution of two-thirds (2/3) of those members of the Board of Directors of the Company who are not involved in the action, suit or proceeding that the director, officer or employee has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and provided further that if a majority of the members of the Board of Directors of the company are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers, directors, and employees may be entitled according to law.
The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the company against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) COUNTRY Capital Management Company is the registrant’s principal underwriter and also serves as the principal underwriter to: COUNTRY Investors Variable Annuity Account, COUNTRY VP Growth Fund and COUNTRY VP Bond Fund.

(b) Officers and Managers of COUNTRY Capital Management Company

Name and Principal
Business Address*	Positions and Offices
Terry A. Pope	Director
Richard D. Ochs	Director
Michael J. Kenyon	Director
Philip T. Nelson	Chairman & Director
Richard Guebert Jr.	Vice President & Director
Alan K. Dodds	Vice President—Finance & Treasurer
James M. Jacobs	General Counsel, Secretary and Chief Legal Officer
David A. Magers	Executive Vice President
Doyle J. Williams	Chief Executive Officer & Chief Marketing Officer
Robert J. McDade	FINRA Executive Representative and Chief Compliance Officer (as Broker-Dealer)
Thomas B. Harris	Assistant Secretary
John R. Novack	Assistant Secretary
Virginia M. Smith	Assistant Secretary
Kathy Smith Whitman	Assistant Secretary
Peter J. Borowski	Vice President & Corporate Controller & Chief Financial Officer
Steven E. McCoin	Assistant Controller
Steven R. Denault	Senior Vice President Human Resources & Corporate Communications

*	The principal business address of all of the persons listed above is 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

(c)	Compensation from the Registrant

		(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning	(4)	(5)
Name of Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation
COUNTRY Capital Management Company	$218,000	NA	NA	NA

Item 31. Location of Books and Records
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1701 N. Towanda Avenue or 1705 N. Towanda Avenue, Bloomington, Illinois 61701, or 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services
VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. (“EquiTrust”) agrees to provide the Company with certain compliance and accounting functions with respect to the variable annuity contracts and variable universal life insurance policies issued by the Company. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values and preparing trial balances, financial reports and audit schedules. EquiTrust is not an affiliated person of the Company. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.
Item 33. Fee Representation
COUNTRY Investors Life Assurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES
As required by the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant, COUNTRY Investors Variable Life Account certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bloomington, State of Illinois, on the 29th day of April, 2011.

Country Investors Life Assurance Company
By:	/s/ Philip T. Nelson
Philip T. Nelson
President COUNTRY Investors Life Assurance Company

Country Investors Variable Life Account
By:	/s/ Philip T. Nelson
Philip T. Nelson
President COUNTRY Investors Variable Life Account
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Philip T. Nelson Philip T. Nelson	President and Director [Principal Executive Officer]	April 29, 2011

/s/ David A. Magers David A. Magers	Executive Vice President and Chief Financial Officer [Principal Financial Officer] [Principal Accounting Officer]	April 29, 2011

* James A. Anderson	Director	April 29, 2011

* Wayne Anderson	Director	April 29, 2011

* Darryl R. Brinkman	Director	April 29, 2011

* Charles M. Cawley	Director	April 29, 2011

* Dale Hadden	Director	April 29, 2011

* Chris Hausman	Director	April 29, 2011

Signature	Title	Date

* Bradley A. Temple	Director	April 29, 2011

* Chad K. Schutz	Director	April 29, 2011

* David L. Meiss	Director	April 29, 2011

* David L. Serven	Director	April 29, 2011

* J.C. Pool	Director	April 29, 2011

* Michael J. Kenyon	Director	April 29, 2011

* Randy J. Poskin	Director	April 29, 2011

* Richard D. Ochs	Director	April 29, 2011

* Richard Guebert Jr.	Vice President and Director	April 29, 2011

* Scott Halpin	Director	April 29, 2011

* Steven G. Hosselton	Director	April 29, 2011

* Terry A. Pope	Director	April 29, 2011

* Troy Uphoff	Director	April 29, 2011

*By:	/s/ James M. Jacobs
James M. Jacobs
Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

h.(2)(b)	Amendment to Fund Participation Agreement

h.(6)(b)	Amendment to Participation Agreement

i.(1)	Second Variable Products Compliance and Accounting Agreement

i.(2)	Second Administrative Services Agreement

k.	Opinion and Consent of James M. Jacobs, Esquire

n.(1)	Consent of Ernst & Young, LLP

n.(2)	Consent of Sutherland Asbill & Brennan LLP

n.(3)	Opinion and Consent of R. Dale Hall, FSA, MAAA, Vie President and Chief Actuary

q.(1)	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy (rates based on 2001 CSO Table).

q.(2)	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy (rates based on 1980 CSO Table).